                                 SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. )

[X]      Filed by Registrant

[ ]      Filed by a Party other than the Registrant

Check the appropriate box:

[X]      Preliminary Proxy Statement

[ ]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                             STEVEN MADDEN, LTD.
               (Name of Registrant As Specified in its Charter)


         STEVEN MADDEN, CHIEF EXECUTIVE OFFICER, STEVEN MADDEN, LTD.
                (Name of Person(s) Filing the Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.


1)       Title of each class of securities to which transaction applies:

                  N/A

2)       Aggregate number of securities to which transaction applies:

                  N/A

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

                  N/A

4)       Proposed maximum aggregate value of transaction:

                  N/A


(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

         [  ]     Check box if any part of the fee is offset as provided by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

                  1)  Amount Previously Paid:

                           N/A

                  2)  Form, Schedule or Registration Statement No.:

                           N/A

                  3)  Filing Party:

                           N/A

                  4)  Date Filed:

                           N/A

                             STEVEN MADDEN, LTD.

                             52-16 BARNETT AVENUE

                          LONG ISLAND CITY, NY 11104

                   ----------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON JULY 3, 1997

                   ----------------------------------------


To the Stockholders of Steven Madden, Ltd.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Steven Madden, Ltd., a New York corporation (the "Company"), will be held on July 3, 1997, at the Marriott Eastside located at 525 Lexington Avenue, New York, New York at 10:00 a.m., local time, and thereafter as it may from time to time be adjourned, for the purposes stated below:

         1. To elect seven (7) directors to the Board of the Company for a one (1) year term;

         2. To consider and vote upon a proposal to approve the adoption of the Company's 1996 Stock Plan;

         3. To consider and vote upon a proposal to approve the adoption of the Company's 1997 Stock Plan;

         4. To ratify the appointment of Richard A. Eisner & Company, LLP as independent auditors of the Company for fiscal year 1997; and

         5. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         All Stockholders are cordially invited to attend the Annual Meeting. Only those Stockholders of record at the close of business on May 19, 1997 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available at the Meeting.


                                     BY ORDER OF THE BOARD OF DIRECTORS

May 30, 1997                 Steven Madden, President, Chairman of the Board and
                                     Chief Executive Officer



WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO AMERICAN STOCK TRANSFER & TRUST COMPANY, 40 WALL STREET, NEW YORK, NEW YORK 10005.

                             STEVEN MADDEN, LTD.

                             52-16 Barnett Avenue

                          Long Island City, NY 11104

                               PROXY STATEMENT

                                 INTRODUCTION


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Steven Madden, Ltd., a New York corporation (the "Company"), for use at the annual meeting of the Company's Stockholders to be held at the Marriott Eastside located at 525 Lexington Avenue, New York, New York at 10:00 a.m., local time, and at any adjournments thereof (the "Annual Meeting").

         The Annual Meeting has been called to consider and take action on the following proposals: (i) to elect seven (7) directors to the Board of Directors of the Company for a one (1) year term, (ii) to consider and vote upon a proposal to approve the adoption of the Company's 1996 Stock Plan, (iii) to consider and vote upon a proposal to approve the adoption of the Company's 1997 Stock Plan, (iv) to ratify the appointment of Richard A. Eisner & Company, LLP as independent auditors of the Company for fiscal year 1997, and (v) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof. The Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the proxy will vote on such other matters and/or for other nominees in accordance with their best judgement. The Company's Board of Directors recommends that the Stockholders vote in favor of each of the proposals. Only holders of record of common stock, $.0001 par value (the "Common Stock"), of the Company at the close of business on May 19, 1997 (the "Record Date") will be entitled to vote at the Annual Meeting.

         The principal executive offices of the Company are located at 52-16 Barnett Avenue, Long Island City, NY 11104 and its telephone number is (718) 446-1800. The approximate date on which this Proxy Statement, the proxy card and other accompanying materials are first being sent or given to Stockholders is May 30, 1997. The Company's Annual Report for the fiscal year ended December 31, 1996, including audited financial statements, are being sent to Stockholders together with this Proxy Statement and are incorporated herein by reference.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

         As of the Record Date, there were outstanding 8,011,573 shares of Common Stock held by approximately 72 holders of record and 2,800 beneficial owners. Only holders of shares of Common Stock on the Record Date will be entitled to vote at the Annual Meeting. The holders of Common Stock are entitled to one vote on all matters presented at the meeting for each share held of record. The presence in person or by proxy of holders of record of a majority of the shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned until a quorum is obtained. The nominees to be selected as a Director named in Proposal 1 must receive a plurality of the eligible votes cast at the Annual Meeting with respect to such Proposal. The approval of the adoption of the Company's 1996 and 1997 Stock Plans described in Proposal 2 and Proposal 3, respectively, must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. The ratification of the appointment of

Richard A. Eisner & Company, LLP as independent auditors of the Company for fiscal year 1997 described in Proposal 4 must be approved by the affirmative vote of the majority of shares present at the meeting, in person or by proxy. Abstentions and broker non-votes will have no effect with respect to Proposal 1 and Proposal 4, and will have the effect of a "no" vote with respect to Proposal 2 and Proposal 3. Brokers who hold shares in street name may vote on behalf of beneficial owners with respect to all of the Proposals, except Proposal 3, unless such broker receives instructions on voting from such beneficial owners. The approval of all other matters to be considered at the Annual Meeting requires the affirmative vote of a majority of the eligible votes cast at the Annual Meeting on such matters.

         The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, telegraph or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of capital stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

         Proxies given by Stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, Stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the Stockholder or his attorney authorized in writing or, if the Stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournment thereof, and upon either of such deposits the proxy is revoked.

         ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO

CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE BOARD OF DIRECTORS WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

         None of the matters to be acted on at the Annual Meeting give rise to any statutory right of a Stockholder to dissent and obtain the appraisal of or payment for such Stockholder's shares.

                                 PROPOSAL ONE


TO ELECT SEVEN DIRECTORS TO SERVE FOR ONE YEAR AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED

         Under the By-Laws of the Company (the "By-Laws"), the Board of Directors of the Company is required to be comprised of a minimum of three (3) directors, subject to which limitation the number of directors may be fixed from time to time by action of the stockholders or of the directors, with all directors elected by the stockholders each year at the annual stockholders meeting. The Company's board presently consists of seven (7) directors whose terms expire at the Annual Meeting. Officers are elected annually by and serve at the discretion of the Board of Directors.

         The Board has nominated seven (7) candidates to serve as directors all of whom are currently directors. The names and biographical summaries of the seven (7) persons who have been nominated by the Board of Directors to stand for election at the Annual Meeting have been provided below for your information. The Board of Directors has proposed that these persons be elected at the Annual Meeting to serve until the next annual meeting of stockholders. The Proxies will be voted for the election of the seven (7) nominees listed below as directors of the Company unless otherwise specified on the form provided. The vote of a majority of the capital stock, present and constituting a quorum at the Annual Meeting, will be necessary to elect the directors listed below. If, for any reasons, any of the nominees shall be unable or unwilling to serve, the Proxies will be voted for a substitute nominee who will be designated by the Board of Directors at the Annual Meeting. Stockholders may abstain from voting by marking the appropriate boxes on the enclosed Proxy. Abstentions shall be counted separately and shall be used for purposes of calculating quorum.

Biographical Summaries of Nominees for the Board of Directors

Steven Madden, the Company's founder, President, Chairman of the Board and Chief Executive Officer, attended the University of Miami and received a Bachelor's degree in 1979. Mr. Madden has also served as a consultant to the Company since May 1995. In 1980, Mr. Madden joined L.J. Simone footwear as an Account Executive. At that time, the domestic manufacturer had an annual sales volume of approximately $800,000. Mr. Madden was promoted to Sales Manager and Director of Product Development and was instrumental in the Company's growth to a $28,000,000 annual volume. After leaving L.J. Simone in 1988, he joined M.C.M. Footwear, where he commenced the design, development and marketing of the "Souliers" line of footwear for women. In 1990, he founded the Company.

Rhonda J. Brown, has been the Chief Operating Officer of the Company since July 1996 and a director of the Company since November, 1996. Prior to joining the Company, Ms. Brown served as President and Chief Executive Officer of Icing, Inc. from May 1995 to December 1995. Previously, from August 1992 to December 1994, Ms. Brown served as Merchandise President of Macy's East, a division of R.H. Macy & Co., Inc. From July 1988 to July 1992 Ms. Brown served as Senior Vice-President and General Merchandise Manager to Lord & Taylor, a division of the May Company. Ms. Brown attended American University, receiving a BS in Marketing and Public Communications in 1976.

Arvind Dharia, Director and Chief Financial Officer, attended the University of Baroda in India and received a Bachelor's degree in 1969. In 1972, Mr. Dharia received his Masters of Business Administration from the University of West Palm Beach in Florida. From January 1988 to November 1988, Mr. Dharia was a Senior Accountant/ Auditor with Fred M. Roth CPA firm. From December 1988 to September 1992, Mr. Dharia was Assistant Controller of Millennium III Real Estate Corp. Mr. Dharia joined Steven Madden, Ltd. in October 1992 and became a Director in December 1993.

John Basile, has been the Director of Operations of the Company since June 1994 and Executive Vice President and a Director of the Company since November 1996. From 1990 to 1994, Mr. Basile was Executive Vice President of Cougar U.S.A. responsible for the United States Division of Susan Shoes of Canada.
Previously, Mr. Basile was a Sales Manager at Bellini Imports from 1980 to 1990.

John L. Madden, Director, graduated in 1968 from Philadelphia College of Textiles and Sciences with a Bachelor's degree in Management and Marketing. In 1969 he attended the New York Institute of Finance. From 1968 to 1970, Mr. Madden was staff analyst for Rittmaster Investment Corp. From 1970 to 1974, Mr. Madden was Director of Transit Sales for the Qonaar Corp. From 1974 to 1979, Mr. Madden served as President and Chief Operating Officer of Madden Security Systems, Inc. From September 1979 to February 1990, Mr. Madden served as a registered representative in various capacities at the E.F. Hutton Group, Smith Barney, Paine Webber and Dean Witter. From February 1990 to April 1992, Mr. Madden served as a Branch Office Manager for Biltmore Securities Corp. From April 1992 until August 1993, Mr. Madden was associated with GKN Securities, Inc. as a Senior Account Executive. From August 1993 to April 1994, Mr. Madden returned to Biltmore Securities as a Managing Director and registered sales representative. From May 1994 to May 1996 Mr. Madden served as Vice President of Investments for GKN Securities, Inc. From May 1996 through December 1996, Mr. Madden was associated with Kenny Securities, Inc. As of January 1997, Mr. Madden has been associated with Merit Capital, Corp. Mr. Madden is the brother of Steven Madden, the Company's President, Chairman of the Board and Chief Executive Officer.

Les Wagner, has been a Director of the Company since October, 1996. From 1993 to 1996, Mr. Wagner served as the President of Baker/Leeds Shoe Store, a Division of Edison Brothers Stores, Inc. Mr. Wagner has served in a number of other capacities for Baker/Leeds from 1963 to 1993 which included, General Merchandise Manager from 1989 to 1993; Vice president Real Estate Northeast Area from 1988-1989; and President, Gussini Discount Shoe Division from 1987 to 1988. Mr. Wagner attended Harvard University, completing the Advanced Management Program (AMP 100). Mr. Wagner performs consulting services for the Company from time to time.

Peter Migliorini, has been a Director of the Company since October, 1996. From 1994 to present, Mr. Migliorini has served as Sales Manager for Greschlers, Inc., a major supply company located in Brooklyn, New York. From 1987 to 1994 Mr. Migliorini served as Director of Operations for Mackroyce Group. Mr. Migliorini has previously served in a number of capacities, ranging from Assistant Buyer to Chief Planner/Coordinator for several shoe companies including Meldisco Shoes, Perry Shoes, and Fasco Shoes.

Steven Madden and John L. Madden are brothers. Except for such relationship, there are no family relationships among any of the directors or executive officers of the Company.

The Board of Directors unanimously recommends a vote FOR the election of Ms. Rhonda Brown and Messrs. Steven Madden, Arvind Dharia, John Basile, John L. Madden, Les Wagner, and Peter Migliorini. Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of the above listed nominees.

Meetings and Committees of the Board of Directors

         The Board of Directors met four (4) times during the fiscal year ended December 31, 1996. No incumbent Director attended fewer than 75% of the total number of Board of Directors meetings. The Board of Directors has standing Audit, Real Estate and Compensation Committees.

         The Audit Committee of the Board of Directors consists of directors John L. Madden, Les Wagner, and Peter Migliorini, none of whom is an employee of the Company. This Committee is primarily responsible for reviewing the services performed by the Company's independent auditors, evaluating the Company's accounting policies and its system of internal controls, and reviewing significant finance transactions.

         The Compensation Committee of the Board of Directors consists of directors John L. Madden, Les Wagner, and Peter Migliorini, none of whom is an employee of the Company. The Compensation Committee is primarily responsible for reviewing compensation to be paid to officers of the Company, and for administering the Company's compensation plans.

         The Real Estate Committee of the Board of Directors consists of directors Steven Madden, Rhonda Brown and Les Wagner. This Committee is primarily responsible for overseeing real estate transactions for the Company. In light of the Company's aggressive retail store expansion plan, the Real Estate Committee was formed to consider proposed real estate transactions for approval.

Compliance with Section 16(a) of the Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company during the year ended December 31, 1996, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were satisfied.

Directors and Executive Officers

         Certain information concerning the Directors and Executive Officers of the Company is set forth below:

Name                           Age           Position(s) with the Company
----                           ---           ----------------------------
Steven Madden                  39            Chairman of the Board,
                                             Chief Executive Officer,
                                             and President

Rhonda Brown                   41            Chief Operating Officer and Director
Arvind Dharia                  47            Chief Financial Officer and Director
John Basile                    45            Executive Vice-President and Director
Gerald Mongeluzo               56            President of Adesso-Madden, Inc.
Yves Levenson                  39            President of Diva Acquisition Corp.
John L. Madden                 50            Director
Peter Migliorini               49            Director
Les Wagner                     56            Director
Gary DeLuca*                   42            Director

*   Mr. DeLuca resigned as a Director of the Company in April, 1996.

See "Biographical Summaries of Nominees for the Board of Directors" for biographical summaries of Ms. R. Brown and Messrs. S. Madden, A. Dharia, J. Madden, J. Basile, L. Wagner, and P. Migliorini.

    Gerald Mongeluzo, has been President of Adesso-Madden, Inc., a wholly owned subsidiary of the Company, since September 1995. Previously, Mr. Mongeluzo was the founder and President of Adesso Shoes, Inc., a buying agent of private label shoes. From 1987-1991, Mr. Mongeluzo was the President of the Prima Barbaro Division of Cels Enterprise, Inc. Mr. Mongeluzo founded Prima Shoes, Inc., a buying agent of private label shoes, and served as President from 1984 to 1987.

    Yves Levenson, has been President of Diva Acquisition Corp., a wholly owned subsidiary of the Company, since April, 1996. From 1994 to 1996, Mr. Levenson was the Vice-President of Diva International, Inc. which owned, among other brands, the David Aaron(R) brand that has been nationally distributed since 1992. From 1982 to 1994, Mr. Levenson owned and managed retail stores in the New York metropolitan area, which catered to fashionable urban customers.

    Gary DeLuca, was a director of the Company from March 1994 until April 1996, and a consultant to the Company from May 1995 to April 1996. Mr. DeLuca has served as a corporate consultant to wholesalers and retailers of textiles, home products and fashion merchandise. He has overseen the implementation of various administrative systems, such as automated distribution, point-of-sale systems, franchising programs, internal operating systems and computer processing for institutions in the financial area and retail field. In

November 1993, Mr. DeLuca joined the Dollar Time Group, Inc. as Chief Operating Officer and in January 1994, Mr. DeLuca became President.

All directors hold office until the next annual meeting of stockholders and the election and qualification of their successors. Officers are elected annually by the Board of Directors and, subject to existing employment agreements, serve at the discretion of the Board.

Directors receive options to purchase 20,000 shares of Common Stock per year as compensation for their services. Directors who are also officers of the Company do not receive any compensation for serving on the Board of Directors. All directors are reimbursed by the Company for any expenses incurred in attending directors' meetings.

There are no family relationships among any of such persons, except that Steven Madden, the Company's founder, President, Chairman of the Board and Chief Executive Officer, and John L. Madden, a Director of the Company, are brothers.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth for each of the last three fiscal years ended December 31, 1996, December 31, 1995, and December 31, 1994 the remuneration paid by the Company to its Chief Executive Officer and the four other most highly compensated executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                       LONG-TERM
                                            ANNUAL COMPENSATION                         COMPENSATION AWARDS
NAME AND                   FISCAL                               OTHER ANNUAL   RESTRICTED                 ALL OTHER
PRINCIPAL POSITION         YEAR    SALARY($)         BONUS($) COMPENSATION($)   STOCK($)   OPTIONS(#)   COMPENSATION($)
--------------------------------------------------------------------------------------------------------------------------------
Steven Madden, President   1996     $207,692         $436,458                                20,000(3)
     and Chief Executive   1995     $182,692         $423,341                             1,000,000(1)
      Officer              1994     $157,692         $208,455

Rhonda Brown, Chief        1996     $ 96,153         $   0.00                                60,000(2)
   Operating Officer       1995        *****            *****
                           1994        *****            *****

Arvind Dharia,             1996     $165,886         $    0.00                               20,000(3)
   Chief Financial Officer 1995     $130,000         $    0.00                               20,000(3)
                           1994        *****             *****

John Basile                1996     $173,786          $178,000                              100,000(4)
      Director of          1995     $135,000          $226,094                              100,000(4)
      Operations           1994       70,096             *****                               40,000(4)


Gerald Mongeluzo           1996     $208,000          $   0.00                               30,000(5)
      President, Adesso-   1995       68,000             *****
      Madden, Inc.         1994        *****             *****

(1) Issued to Mr. Madden under the terms of his employment agreement with the Company. See "Employment Agreements."

(2) Issued to Ms. Brown under the terms of her employment agreement with the Company. See "Employment Agreements."

(3) Issued under the terms of the Company's 1995 Stock Plan.

(4) Issued to Mr. Basile under the terms of his employment agreement with the Company. See "Employment Agreements".


(5) Issued to Mr. Mongeluzo under the terms of his employment agreement with the Company. See "Employment Agreements."

         The following table sets forth certain information with respect to options granted during the last fiscal year to the Company's Chief Executive Officer and the other executive officers named in the above Summary Compensation Table.

                      Option/SAR Grants In Last Fiscal Year


                                 Number of Securities
                                      Underlying               Percent of Total            Exercise or
                                     Options/SARS          Options/SARS Granted to         Base Price
Name                                 Granted (#)           Employees in Fiscal Year          ($/Sh)         Expiration Date
----                                 ------------          ------------------------         --------        ---------------
Steven Madden                             20,000                      6.8%                    5.50            May 31, 1998

Rhonda Brown                              60,000                     20.7%                    4.81            July 1, 2000

Arvind Dharia                             20,000                      6.8%                    5.50            May 31, 1998

John Basile                              100,000                     34.5%                    7.97           Dec. 28, 2000

Gerald Mongeluzo                          30,000                     10.3%                    5.50           Sept. 1, 1999

-----------------

         The following table sets forth certain information with respect to options exercised during the last fiscal year by the Company's Chief Executive Officer and the executive officers named in the Summary Compensation Table, and with respect to unexercised options held by such persons at the end of the last fiscal year:


Aggregate Option/SAR Exercises In Last Fiscal Year And Fiscal Year-End Option/SAR Values

                            Shares                                  Number of Securities              Value of Unexercised in the

                         Acquired on       Value Realized          Underlying Unexercised                Money Options/SARs at
     Name                Exercise (#)            $               Options/SARS at FY-End (#)                  FY-End ($) (1)
     ----                ------------           ---              --------------------------                 ---------------
                                                               Exercisable       Unexercisable      Exercisable       Unexercisable
                                                               -----------       -------------      -----------      --------------
John Basile                40,000             90,000             100,000              ****             463,000             ****
                                                                 -------              ----             -------             ----
Arvind Dharia              20,000             30,000               *****              ****                ****             ****
                                                                 -------              ----                ----             ----

--------------

         (1) Based upon a closing bid price on May 19, 1997 of $4.63 per share as reported by The Nasdaq Stock Market.

1995 Stock Plan

         On, May 29, 1995, the Board of Directors of the Company, adopted the 1995 Stock Plan (hereinafter called the "1995 Plan"). The Company's stockholders approved the 1995 Plan at the Company's Annual Meeting. The purpose of the 1995 Plan is to provide an incentive and reward for those executive officers and other key employees in a position to contribute substantially to the progress and success of the Company, to closely align the interests of such employees with the interests of stockholders of the Company by linking benefits to stock performance and to retain the services of such employees, as well as to attract new key employees. In furtherance of that purpose, the 1995 Plan authorizes the grant to executives and other key employees of the Company and its subsidiaries of stock options, restricted stock, deferred stock, bonus shares, performance awards, dividend equivalent rights, limited stock appreciation rights and other stock-based awards, or any combination thereof. The 1995 Plan is expected to provide flexibility to the Company's compensation methods, after giving due consideration to competitive conditions and the impact of federal tax laws.

1996 Stock Plan

         On December 16, 1996, the Board of Directors of the Company, adopted the 1996 Stock Plan (hereinafter called the "1996 Plan"), subject to approval of the Company's stockholders. The purpose of the 1996 Plan is to provide a means whereby directors and selected employees, officers, agents, consultants, and independent contractors of the Company, may be granted incentive stock options and/or nonqualified stock options to purchase shares of common stock, in order to attract and retain the services or advice of such directors, employees, officers, agents, consultants, and independent contractors and to provide additional incentive for such persons to exert maximum efforts for the success of the Company by encouraging stock ownership in the Company. The 1996 Plan is expected to provide even greater flexibility to the Company's compensation methods, after giving due consideration to competitive conditions and the impact of federal tax laws. There are 375,000 shares of Common Stock subject to the 1996 Plan. In January 1997, the Company issued, subject to shareholder approval of the 1996 Stock Plan, options to purchase 20,000 shares of Common Stock at an exercise price of $4.81 per share to each of the directors of the Company. See Proposal Two - Adoption of the 1996 Stock Plan.

1997 Stock Plan

         On May 12, 1997, the Board of Directors of the Company, adopted the 1997 Stock Plan (hereinafter called the "1997 Plan"), subject to approval of the Company's stockholders. The purpose of the 1997 Plan is to provide a means whereby directors and selected employees, officers, agents, consultants, and independent contractors of the Company, may be granted incentive stock options and/or nonqualified stock options to purchase shares of common stock, in order to attract and retain the services or advice of such directors, employees, officers, agents, consultants, and independent contractors and to provide additional incentive for such persons to exert maximum efforts for the success of the Company by encouraging stock ownership in the Company. The 1997 Plan is expected to provide even greater flexibility to the Company's compensation methods, after giving due consideration to competitive conditions and the impact of federal tax laws. There are 1,000,000 shares of Common Stock subject to the 1997 Plan. In April 1997, the Company issued, subject to shareholder approval of the 1997 Stock Plan, options to purchase an aggregate of 500,000 shares of Common Stock at an exercise price of $3.31 per share to certain officers of the Company. See Proposal Three - Adoption of the 1997 Stock Plan.

         Other Options

         In August 1994, the Company issued to each of Messrs. Gary DeLuca and John Madden (directors of the Company) options to purchase 12,000 shares of the Company's Common Stock at an exercise price of $2.00 per share. All of the shares of Common Stock issuable upon the exercise of such options were registered by the Company for public sale covered by a Registration Statement on Form S-8 filed with the Securities and Exchange Commission on December 30, 1994. In February 1995, Mr. Madden exercised options for the purchase of 12,000 shares of Common Stock.

         In February 1995, the Company issued to each of Messrs. Gary DeLuca and John Madden (directors of the Company) options to purchase 12,000 shares of the Company's Common Stock at an exercise price of $3.41 per share.

         In March 1995, the Company issued to BOCAP Corp, a company wholly owned by Steven Madden, the President and founder of the Company, an option to purchase 1,000,000 shares of the Company's Common Stock at an exercise price of $1.75 per share, pursuant to which Mr. Madden purchased 200,000 shares of Common Stock in August 1995. All of the shares of Common Stock issuable upon the exercise of such options were registered by the Company for public sale covered by a Registration Statement on Form S-8 filed with the Securities and Exchange Commission on July 12, 1995. See "Employment Agreements."

         In April 1995, the Company issued to an employee an option to purchase 25,000 shares of the Company's Common Stock at an exercise price of $3.00 per share, which option was exercised in August 1995. All of the shares of Common Stock issuable upon the exercise of such options were registered by the Company for public sale covered by a Registration Statement on Form S-8 filed with the Securities and Exchange Commission on July 12, 1995.

         In May 1995, the Company issued to Gary DeLuca, a director of, and consultant to, the Company, options to purchase 180,000 shares of Common Stock at an exercise price of $3.50 per share. See "Certain Transactions."

         In July 1995, the Company issued to John Basile, the Company's Director of Operations, options to purchase 100,000 shares of Common Stock, pursuant to the terms of his employment agreement with the Company, none of which have been exercised. In July 1996, the Company issued to Mr. Basile, options to purchase 100,000 shares of Common Stock, pursuant to the terms of his employment agreement with the Company, none of which have been exercised. See "Employment Agreements."

         In September 1995, the Company issued to Gerald Mongeluzo, the President of Adesso-Madden, Inc., a wholly owned subsidiary of the Company ("A-M"), options to purchase 30,000 shares of Common Stock pursuant to the terms of an employment agreement between A-M and Mr. Mongeluzo. The options vest quarterly over a two year period commencing on December 31, 1995 and are exercisable at $5.50 per share. See "Employment Agreements."

         In April 1996, the Company issued to each of Messrs. Steven Madden, John Madden, and Arvind Dharia (directors of the Company) options to purchase 20,000 shares of the Company's Common Stock at an exercise price of $5.50 per share.

         In July 1996, the Company issued to Rhonda Brown, options to purchase 60,000 shares of Common Stock, pursuant to the terms of her employment agreement with the Company, none of which have been exercised. See "Employment Agreements."

         In January 1997, the Company issued options to purchase 20,000 shares of Common Stock at an exercise price of $4.81 to each of the directors of the Company. The options are exercisable for a period of four (4) years from the date of issuance.

Employment Agreements


         Steven Madden, the Company's founder, entered into a three (3) year employment agreement with the Company commencing on September 1, 1992. The employment agreement provides that Mr. Madden shall receive a salary of $100,000 the first year, $125,000 the second year and $150,000 the third year. The agreement also has a bonus plan which provides that Mr. Madden will receive three percent (3%) of the Company's gross revenues in excess of $2,000,000 up to $5,000,000, two percent (2%) of gross revenues in excess of $5,000,000 dollars up to $8,000,000, one percent (1%) of gross revenue up to $15,000,000 and 1/2% of gross revenues in excess of $15,000,000. Mr. Madden may elect to receive such bonus compensation, in either stock, at a price equal to two-thirds of the fair market value at the date of election, or cash. In July, 1993, the Company and Steven Madden amended his employment agreement to extend such agreement to the year 1999 and provide for incremental raises of $25,000 per year beginning immediately. In addition, in the event Mr. Madden is replaced as Chief Executive Officer of the Company or his employment agreement is terminated by the Company for any reason other than "for cause, disability or death," the Company is obligated to pay Mr. Madden the balance of his salary, 50% upon his replacement or termination and the remaining 50% over the life of the agreement. Mr. Madden received a bonus of $50,000 upon execution of his Employment Agreement. As of March 23, 1995, the Company entered into a consulting agreement with BOCAP Corp., a corporation owned entirely by the Company's Chief Executive Officer, in consideration for the issuance of an option. Under the terms of the consulting agreement, BOCAP Corp. was obligated to provide the Company with assistance in creating, designing, sourcing and distributing accessories to shoe products. The option was for 1,000,000 shares of the Company's common stock exercisable at $1.75 per share for four years from the date of issuance. The agreement gave rise to deferred compensation of $575,000. Deferred compensation is charged to operations ratably over the four-year life of the agreement. The agreement provides that the compensation arising under this agreement will reduce the amount of bonus earned by the Company's Chief Executive Officer under his existing employment agreement. If the compensation charged to operations under this agreement exceeds that which was earned under the aforementioned employment agreement that difference will be reimbursed to the Company by its Chief Executive Officer.

As of May 26, 1995, BOCAP Corp., with the consent of the Company, assigned all of its rights, including, without limitation, the option, and delegated all of its duties under the consulting agreement to the Company's Chief Executive Officer. In August 1995, the Company and Mr. Madden amended his employment agreement by extending the term thereof until September 2005. In addition, Mr. Madden was issued an aggregate of 1,500,000 options (the "Performance Options") at an exercise price of $7.00 per share. 500,000 of such options would have vested in the event that the Company achieved earnings before the payment of taxes of $7,000,000, $9,000,000 and $11,000,000, respectively, during the term of the employment agreement with the Company. In December 1995, the Company and Mr. Madden amended his employment agreement so that the Performance Options were canceled and options to purchase 1,500,000 shares of Common Stock at an exercise price of $7.00 during the term of Mr. Madden's employment agreement were issued (the "New Options"). The options were exercisable equally over a period of three years commencing on January 1, 1997. In 1996, the Company and Mr. Madden agreed to terminate the New Options.

         In June 1994, the Company entered into a two (2) year Employment Agreement with John Basile pursuant to which Mr. Basile will serve as the Company's Director of Operations. The Company agreed to pay Mr. Basile an annual salary of $135,000 plus a cash bonus based upon the Company's earnings before the payment of interest and taxes ("EBIT"). Specifically, Mr. Basile is entitled to received a cash bonus equal to 8% of the first $5,000,000 of EBIT, 5% of the next $5,000,000 of EBIT and 3% of EBIT in excess of $10,000,000. In addition, Mr. Basile received options to purchase 50,000 shares of Common Stock at an exercise price equal to the fair market value of the Company's Common Stock at the time of signing. The Company also granted Mr. Basile the right to receive options to purchase 25,000 shares of the Company's Common Stock for each $2,000,000 by which sales for the year ending June 30 exceed sales for the prior year, up to a maximum of 100,000 shares of Common Stock. The exercise price for such options shall be based upon the average trading price of the Company's Common Stock for the ten (10) prior to January 1 for which the options are to be granted. Mr. Basile's Employment Agreement contains other customary provisions, including the Company's agreement to reimburse Mr. Basile for bona fide business expenses as well as Mr. Basile's agreement not to compete with the Company during the term of his employment and for a period of 24 months thereafter (if terminated for cause) or 18 months thereafter (if terminated without cause). In July 1995, the Company issued to John Basile, the Company's Director of Operations, options to purchase 100,000 shares of Common Stock, pursuant to the terms of his employment agreement with the Company. In July 1996, the Company issued to Mr. Basile, options to purchase 100,000 shares of Common Stock, pursuant to the terms of his employment agreement with the Company, none of which have been exercised. To date the Company has not entered into a new employment agreement with Mr. Basile, but anticipates executing a new employment agreement with Mr. Basile in the near future. See "Employment Agreements."

         In September 1995, Adesso-Madden, Inc., a newly formed wholly owned subsidiary of the Company ("A-M"), entered into a two year (2) employment agreement with Gerald

Mongeluzo, pursuant to which Mr. Mongeluzo will serve as the President of A-M. A-M agreed to pay Mr. Mongeluzo an annual salary of $208,000 plus a quarterly cash bonus equal to 5% of A-M's pre-tax profits. Mr. Mongeluzo was also granted options ("Signing Options") to purchase an aggregate of 30,000 shares of Common Stock at an exercise price of $5.50 per share. The Signing Options vest quarterly over a two year period commencing on December 31, 1995. In addition, Mr. Mongeluzo was granted the right to receive options ("Performance Options") to purchase a total of 60,000 shares of Common Stock based on the aggregate pre-tax profit earned by A-M for the two fiscal years ending December 31, 1996 and December 31, 1997. In the event that A-M has aggregate pre tax profits of
(i) not less than $750,000 and not more than $1,249,999, Mr. Mongeluzo will receive options to purchase 10,000 shares of Common Stock, (ii) not less than $1,250,000 and not more than $1,749,999, Mr. Mongeluzo will receive options to purchase 30,000 shares of Common Stock, and (iii) not less than $1,750,000 and not more than $2,500,000, Mr. Mongeluzo will receive options to purchase 40,000 shares of Common Stock, or (iv) more than $2,500,000, Mr. Mongeluzo will receive options to purchase 60,000 shares of Common Stock. The exercise price for the Performance Options shall be equal to 80% of the fair market value of the Company's Common Stock as of December 31, 1997. Under the terms of the employment agreement, Mr. Mongeluzo has also agreed to cause Adesso Shoes, Inc. to cease all operations as of the date of the employment agreement and to dissolve Adesso Shoes, Inc. by no later than March 31, 1996. Mr. Mongeluzo's Employment Agreement contains other customary provisions, including the A-M's agreement to reimburse Mr. Mongeluzo for bona fide business expenses (including a monthly auto allowance of approximately $500 per month) as well as Mr. Mongeluzo's agreement not to compete with the Company or A-M during the term of his employment. The Company has guaranteed the obligations of A-M under its employment agreement with Mr. Mongeluzo.

         In April 1996, Diva Acquisition Corp., a wholly owned subsidiary of the Company ("Diva"), entered into a three (3) year Employment Agreement with Yves Levenson, pursuant to which Mr. Levenson will serve as President of Diva. Diva agreed to pay Mr. Levenson an annual salary of $130,000 plus an annual profit sharing bonus equal to two percent (2%) of the Company's annual net pre-tax profit. Diva further agreed that in the event that Diva achieves certain sales targets ("Sales Targets"), Mr. Levenson will be entitled to receive a certain number of shares of Common Stock of the Company as additional compensation ("Bonus Shares"). If Diva has gross sales of $7,000,000, then the Bonus Shares shall have a market value of $66,666; if Diva has gross sales of $9,000,000, then the Bonus Shares shall have a market value of $133,332; and if Diva has gross sales of $11,000,000, then the Bonus Shares shall have a market value of $199,998. "Market Value" is defined in Levenson's Employment Agreement as the average closing bid price for the shares of Common Stock of the Company for the five trading days ending on December 31 during the year for which the Bonus Shares are earned, as reported on The Nasdaq Stock Market. Mr. Levenson's Employment Agreement contains other customary provisions, including Diva's agreement to reimburse Mr. Levenson for bona fide business expenses (including a monthly auto allowance of approximately $500 per month) as well as Mr. Levenson's agreement not to compete with the

Company or Diva during the term of his employment.  The Company has guaranteed the obligations of Diva under its employment agreement with Mr. Levenson.

         In July 1996, the Company entered into a three (3) year Employment Agreement with Rhonda Brown pursuant to which Ms. Brown will serve as the Company's Chief Operating Officer. The Company agreed to pay Ms. Brown an annual salary of $200,000 plus a cash bonus based upon the Company's earnings before the payment of interest and taxes ("EBIT"). The agreement provided that Ms. Brown receive options to purchase 60,000 shares of the Company's Common Stock at an exercise price equal to the closing bid price of the Company's Common Stock on June 28, 1996, as quoted on The Nasdaq Stock Market. During the term of the Agreement, Ms. Brown shall be entitled to receive a cash performance bonus based upon the Company's consolidated earnings before the payment of interest or taxes or deduction for depreciation ("EBIT-D") as reflected on the Company's quarterly reports on Form 10-QSB. By August 31, 1997, 1998 and 1999, Ms. Brown will be entitled to receive a Cash Bonus equal to four percent (4%) of the amount by which the aggregate EBIT-D for the four (4) calendar quarters ending on the most recent June 30th exceed EBIT-D for the four (4) calendar quarters ending on the preceding June 30th. The agreement also provides that on each August 30th during the term of the Agreement, Ms. Brown is entitled to receive options (the "Option Bonus") to purchase a number of shares of Common Stock equal to the dollar amount of the Cash Bonus. The options comprising the Option Bonus are exercisable at a price equal to the average closing bid price of the Company's shares of Common Stock for the five trading days ending on August 29th. The agreement further provides that if at any time during the term of the agreement, the Company's EBIT-D aggregated over four (4) consecutive fiscal quarter equals or exceeds $20,000,000 (the "Earnings Target"), Ms. Brown shall be entitled to receive an additional bonus equal to two hundred thousand dollars ($200,000) (the "Additional Bonus"). Ms. Brown's Employment Agreement contains other customary provisions.

             SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

                                  MANAGEMENT

         The following table sets forth information as of May 19, 1997 with respect to the beneficial ownership of the outstanding shares of the Company's Common Stock by (i) each person known by the Company to beneficially own five percent or more of the outstanding shares; (ii) the Company's officers and directors; and (iii) the Company's officers and directors as a group. A person is deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. See "Compensation of Directors and Executive Officers."

                                            Amount and
                                            Nature of                  Percentage
Name and Address                            Beneficial                 (%) of

of Beneficial Owner(1)                      Ownership(2)               Class (2)
----------------------                      ------------               ---------
Steven Madden                               2,374,816(3)                 29.9%

BOCAP Corp.                                 2,374,816(4)                 29.9

John Madden (5)                                52,000(6)                  *

Arvind Dharia (7)                              60,000(8)                  *

John Basile(9)                                220,000(10)                 2.75

Leslie Wagner(11)                              20,000(12)                 *

Rhonda Brown(13)                               40,000(14)                 *

Gerald Mongeluzo(15)                           30,000(16)                 *

Yves Levenson(17)                               8,598                     *

Peter Migliorini(18)                           20,000(19)                 *

Directors and Officers

as a Group (9 persons)                      2,825,414                    35.5%


         *        indicates beneficial ownership of less than 1%.

(1) Unless otherwise indicated, the address of each beneficial owner is c/o Steven Madden, Ltd., 52-16 Barnett Avenue, Long Island City, New York 11104.

(2) Beneficial ownership as reported in the table above has been determined in accordance with Item 403 of Regulation S-B of the Securities Act of 1933 and Rule 13(d)-3 of the Securities Exchange Act.

(3) Includes (i) 1,284,816 shares of Common Stock held by BOCAP, a corporation owned by Mr. Madden, (ii) 800,000 shares of Common Stock issuable upon the exercise of an option held by Mr. Madden at an exercise price of $1.75 per share, (iii) 20,000 shares of Common Stock issuable upon the exercise of an option granted to Mr. Madden under the Company's 1995 Stock Plan, at an exercise price of $5.50 per share, and
         (iv) 20,000 shares of Common Stock issuable upon the exercise of an option granted under the Company's 1996 Stock Plan, at an exercise price of $4.81 per share. Mr. Madden is the President and founder of the Company. See "Executive Compensation-Employment Agreements."

(4) BOCAP Corp. is a company wholly-owned by Steven Madden, the President and founder of the Company. Includes (i) 250,000 shares of Common Stock held by Mr. Madden, (ii) 800,000 shares of Common Stock issuable upon the exercise of an option held by Mr. Madden at an exercise price of

         $1.75 per share, (iii) 20,000 shares of Common Stock issuable upon the exercise of an option granted to Mr.

         Madden under the Company's 1995 Stock Plan, at an exercise price of $5.50 per share, and (iv) 20,000 shares of Common Stock issuable upon the exercise of an option granted under the Company's 1996 Stock Plan, at an exercise price of $4.81 per share.

(5) John Madden, a director of the Company, is the brother of Steven Madden. John Madden does not control or assert influence over the manner in which Steven Madden votes his shares.

(6) Includes (i) 12,000 shares of Common Stock issuable upon the exercise of an option exercisable at $5.50 per share, (ii) 20,000 shares of Common Stock issuable upon the exercise of an option granted to Mr. Madden under the Company's 1995 Stock Plan, at an exercise price of $5.50 per share, and (iii) 20,000 shares of Common Stock issuable upon the exercise of an option granted under the Company's 1996 Stock Plan, at an exercise price of $4.81 per share.

(7)      Mr. Dharia is a Director and the Chief Financial Officer of the
         Company.

(8) Includes (i) 40,000 shares of Common Stock issuable upon the exercise of an option granted to Mr. Dharia under the Company's 1995 Stock Plan, at an exercise price of $5.50 per share, and (ii) 20,000 shares of Common Stock issuable upon the exercise of an option granted under the Company's 1996 Stock Plan, at an exercise price of $4.81 per share.

(9) Mr. Basile is a director of, and Director of Operations of, the Company.

(10) Includes (i) options to purchase an aggregate of 200,000 shares of Common Stock, which are currently exercisable, and (ii) 20,000 shares of Common Stock issuable upon the exercise of an option granted under the Company's 1996 Stock Plan, at an exercise price of $4.81 per share.

(11)     Mr. Wagner is a director of the Company.

(12) Includes options to purchase an aggregate of 20,000 shares of Common Stock, at an exercise price of $5.50 per share, which are currently exercisable.

(13)     Ms. Brown is the Chief Operating Officer of the Company and a Director.

(14)     Ms. Brown holds options to purchase an aggregate of 60,000 shares of

         Common Stock, at an exercise price of $4.81 per share, one-third of which becomes exercisable on each of July 1, 1997, July 1, 1998, and July 1, 1999. Ms. Brown also received options under the 1996 Stock Plan to purchase 20,000 shares of Common Stock, at an exercise price of $4.81 per share.

(15) Mr. Mongeluzo is the President of Adesso-Madden, Inc. a subsidiary of the Company.

(16) Includes options to purchase an aggregate of 30,000 shares of Common Stock, at an exercise price of $5.50 per share, which are currently exercisable.

(17) Mr. Levenson is the President of Diva Acquisition Corp., a subsidiary of the Company.

(18)     Mr. Migliorini is a director of the Company.

(19) Includes 20,000 shares of Common Stock issuable upon the exercise of an option granted under the Company's 1996 Stock Plan, at an exercise price of $4.81 per share.

                             CERTAIN TRANSACTIONS

         On December 2, 1993, Jordan Belfort, Daniel Porush and Kenneth Greene, who are principal stockholders of Stratton Oakmont, entered into a Stock Purchase Agreement with BOCAP Corp. ("BOCAP"), a corporation controlled by Steven Madden, the Chief Executive Officer and President of the Company, which previously conducted no business operations and which Mr. Madden used for his personal investment purposes pursuant to which BOCAP purchased an aggregate of 1,284,816 shares of Common Stock from Messrs. Belfort, Porush and Greene. As consideration for such shares of Common Stock, BOCAP delivered to each of Messrs. Belfort, Porush and Greene a promissory note in the principal amount of $3,237,737, $1,387,601 and $513,926, respectively, bearing interest at the rate of four percent (4%) per annum and due and payable on December 2, 1995. In May 1995, the obligations at BOCAP Corp. under the promissory notes issued to Messrs Belfort, Porush and Greene were extended to December, 1996.

         The Company has been advised by BOCAP, Inc. ("BOCAP"), a company wholly-owned by Steven Madden, the Company's Chief Executive Officer and President, that a holder of a promissory note (the "Note") issued by BOCAP in December 1993 in connection with the purchase by BOCAP of shares of the Company's Common Stock has demanded repayment of the Note and the registration and sale by BOCAP of the Shares with the proceeds of such sales to be applied against the Note. The holder of the Note has claimed that BOCAP is in default under the Note for failing to repay the outstanding principal amount and accrued interest by December 2, 1996. The holder of the Note has also claimed that the interest due and payable on the Note is to be calculated based upon a formula related to the performance of the Company's Common Stock pursuant to an amended and restated note agreement. Finally, the Noteholder has asserted that he may cause the Shares to be sold in order to satisfy the sums due to the Noteholder pursuant to the terms of a security and escrow agreement purportedly entered into by BOCAP on or about August 2, 1995. BOCAP has advised the Company that it disputes the Noteholder's claims and that the maturity date of the Note was extended by mutual agreement until December 2, 1999. BOCAP has also informed the Company that it disputes the enforceability of the security and escrow agreement.

         In May 1995, the Company entered into a Consulting Agreement with Gary DeLuca, a Director of the Company, pursuant to which Mr. DeLuca agreed to provide the Company with consulting regarding the Company's retail and wholesale operations, strategic acquisitions, joint ventures, licensing alternatives and other corporate transactions. In exchange for such advice, the Company (i) issued options to purchase 180,000 shares of Common Stock vesting over an eighteen month period at an exercise price equal to $3.50 per share and (ii) agreed to pay Mr. DeLuca $11,250 per month for a period of 24 months plus reimbursement of out-of-pocket business expenses. Mr. DeLuca is no longer a consultant to the Company.

         In August 1995, Sam Schwarz, an independent contractor retained by the Company, entered into an agreement with the Company pursuant to which Mr. Schwarz agreed to surrender 5,000 shares of Common Stock for cancellation and the Company agreed to issue 5,000 shares of Common Stock to Mr. Schwarz when the Company has increased the number of authorized shares of Common Stock to not less than 40,000,000 shares. This agreement was entered into so that the Company would have a sufficient number of authorized shares of Common Stock at this time to register the shares of Common Stock issuable upon exercise of the Class A Warrants, the Class B Warrants and the Unit Purchase Option.

         In April 1994, the Company acquired from Marlboro Leather, Inc. the name Marlboro Leather (the "Name") together with all goodwill, free and clear of any liens, pledges and other encumbrances. Marlboro was engaged in the business of selling and marketing finished leather to manufacturers of shoes, apparel and leather accessories. In consideration for the Name, the Company entered into an employment agreement with Edward Weitz, former principal of Marlboro Leather, Inc. The Company subsequently established a Marlboro Leather division which marketed and sold finished leather to manufacturers of shoes, apparel and accessories. As of December 1, 1995, the Company sold its Marlboro Leather Division to MusicSource U.S.A. Inc. ("MusicSource"). Steven Drescher, formerly a consultant to the Company, was an officer and a director of MusicSource. MusicSource agreed to pay the Company an aggregate consideration of $750,000, $400,000 of which is payable ten days after the first private placement of MusicSource to raise net proceeds of $1,500,000 or more and the remaining $350,000 of which is payable in three equal annual installments of $116,666.66 commencing on December 1, 1996, with interest to be paid on the outstanding principal amount at a rate of 8% per annum. In addition, the Company agreed to use its best efforts to cause the Company's suppliers to purchase leathers manufactured by MusicSource for a period of three years from the date of the agreement in the minimum aggregate amount of $175,000 per annum. MusicSource's Chief Executive Officer was a consultant to the Registrant. In March 1997, the Company foreclosed on certain accounts receivables and inventory of MusicSource because of its default of its obligations to the Company.

                                PROPOSAL  TWO

                       ADOPTION OF THE 1996 STOCK PLAN

         On December 16, 1996 the Board of Directors of the Company, subject to approval of the Company's stockholders, adopted the 1996 Stock Plan (hereinafter called the "1996 Plan"). The purpose of the 1996 Plan is to provide a means whereby directors and selected employees, officers, agents, consultants, and independent contractors of the Company, or of any parent or subsidiary thereof, may be granted incentive stock options and/or nonqualified stock options to purchase shares of common stock, $.0001 par value ("Common Stock") in order to attract and retain the services or advice of such directors, employees, officers, agents, consultants, and independent contractors and to provide additional incentive for such persons to exert maximum efforts for the success of the Company and its affiliates by encouraging stock ownership in the Company. A copy of the 1996 Plan is attached as Annex A to this Proxy Statement and the description of the 1996 Plan set forth below is qualified in its entirety by reference to the full text of the 1996 Plan.

Description of the 1996 Plan

         The maximum number of shares of Common Stock with respect to which awards may be granted pursuant to the 1996 Plan is initially 375,000 shares. Shares issuable under the 1996 Plan may be either treasury shares or authorized but unissued shares. The number of shares available for issuance will be subject to adjustment to prevent dilution in the event of stock splits, stock dividends or other changes in the capitalization of the Company.

         Subject to compliance with Rule 16b-3 of the Securities Exchange Act of 1934, the Plan shall be administered by the Board of Directors of the Company

(the "Board") or, in the event the Board shall appoint and/or authorize a committee, such as the Compensation Committee, of two or more members of the Board to administer the Plan, by such committee. The administrator of the Plan shall hereinafter be referred to as the "Plan Administrator". Except for the terms and conditions explicitly set forth herein, the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to the options to be granted under the Plan, including, without limitation, selection of whether an option will be an incentive stock option or a nonqualified stock option, selection of the individuals to be granted options, the number of shares to be subject to each option, the exercise price per share, the timing of grants and all other terms and conditions of the options.

          Options granted under the 1996 Plan may be "incentive stock options" ("Incentive Options") within the meaning of Section 422 of the Code or stock options which are not incentive stock options ("Non-Incentive Options" and, collectively with Incentive Options, hereinafter referred to as "Options"). Each option may be exercised in whole or in part; provided, that only whole shares may be issued pursuant to the exercise of any option. Subject to any other terms and conditions herein, the Plan Administrator may provide that an option may not be exercised in whole or in part for a stated period or periods of time during which such option is outstanding; provided, that the Plan Administrator may rescind, modify, or waive any such limitation (including by the acceleration of the vesting schedule upon a change in control of the Company) at any time and from time to time after the grant date thereof. During an Optionee's lifetime, any incentive stock options granted under the Plan are personal to such Optionee and are exercisable solely by such Optionee.

         The Plan Administrator can determine at the time the option is granted in the case of incentive stock options, or at any time before exercise in the case of nonqualified stock options, that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, without limitation, federal tax and securities laws and regulations and state corporate law), an option may be exercised by:

                  (a) delivery of shares of Common Stock of the Company held by an Optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Plan Administrator;

                  (b) delivery of a properly executed Notice of Exercise, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price and any federal, state, or local withholding tax obligations that may arise in connection with the exercise; or

                  (c) delivery of a properly executed Notice of Exercise, together with instructions to the Company to withhold from the shares of Common Stock that would otherwise be issued upon exercise that number of shares of Common Stock having a fair market value equal to the option exercise price.

         Upon a Change in Control of the Company, any award carrying a right to exercise that was not previously exercisable shall become fully exercisable, the restrictions, deferral limitations and forfeiture conditions applicable to any other award granted shall lapse and any performance conditions imposed with respect to awards shall be deemed to be fully achieved.

         Awards under the 1996 Plan may not be transferred, pledged, mortgaged, hypothecated or otherwise encumbered other than by will or under the laws of descent and distribution, except that the Committee may permit transfers of awards for estate planning purposes if, and to the extent, such transfers do not cause a participant who is then subject to Section 16 of the Exchange Act to lose the benefit of the exemption under Rule 16b-3 for such transactions.

         The Board may amend, alter, suspend, discontinue or terminate the 1996 Plan at any time, except that any such action shall be subject to stockholder approval at the annual meeting next following such Board action if such stockholder approval is required by federal or state law or regulation or the rules of any exchange or automated quotation system on which the Common Stock may then be listed or quoted, or if the Board of Directors otherwise determines to submit such action for stockholder approval. In addition, no amendment, alteration, suspension, discontinuation or termination to the 1996 Plan may materially impair the rights of any participant with respect to any award without such participant's consent. Unless terminated earlier by action of the Board of Directors, the 1996 Plan shall terminate ten (10) years after adoption by the shareholders.

Other Information

         The closing bid and ask prices of the Common Stock on the Nasdaq National Market on May 19, 1997 were $4.63 and $5.81, respectively. No options or other awards will be effective under the 1996 Plan unless and until the 1996 Plan is approved by Stockholders at the Annual Meeting.

Recommendation of Board of Directors

         The Board of Directors recommends a vote FOR approval of the 1996 Plan. Unless marked to the contrary, proxies received from Stockholders will be voted in favor of the proposed 1996 Plan.

                               PROPOSAL  THREE

                       ADOPTION OF THE 1997 STOCK PLAN

         On May 10, 1997 the Board of Directors of the Company, subject to approval of the Company's stockholders, adopted the 1997 Stock Plan (hereinafter called the "1997 Plan"). The purpose of the 1997 Plan is to provide a means whereby directors and selected employees, officers, agents, consultants, and independent contractors of the Company, or of any parent or subsidiary thereof, may be granted incentive stock options and/or nonqualified stock options to purchase shares of common stock, $.0001 par value ("Common Stock") in order to attract and retain the services or advice of such directors, employees, officers, agents, consultants, and independent contractors and to provide additional incentive for such persons to exert maximum efforts for the success of the Company and its affiliates by encouraging stock ownership in the Company. A copy of the 1997 Plan is attached as Annex B to this Proxy Statement and the description of the 1997 Plan set forth below is qualified in its entirety by reference to the full text of the 1997 Plan.

Description of the 1997 Plan

         The maximum number of shares of Common Stock with respect to which awards may be granted pursuant to the 1997 Plan is initially 1,000,000 shares. Shares issuable under the 1997 Plan may be either treasury shares or authorized but unissued shares. The number of shares available for issuance will be subject to adjustment to prevent dilution in the event of stock splits, stock dividends or other changes in the capitalization of the Company.

         Subject to compliance with Rule 16b-3 of the Securities Exchange Act of 1934, the Plan shall be administered by the Board of Directors of the Company (the "Board") or, in the event the Board shall appoint and/or authorize a committee, such as the Compensation Committee, of two or more members of the Board to administer the Plan, by such committee. The administrator of the Plan shall hereinafter be referred to as the "Plan Administrator". Except for the terms and conditions explicitly set forth herein, the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to the options to be granted under the Plan, including, without limitation, selection of whether an option will be an incentive stock option or a nonqualified stock option, selection of the individuals to be granted options, the number of shares to be subject to each option, the exercise price per share, the timing of grants and all other terms and conditions of the options.

          Options granted under the 1997 Plan may be "incentive stock options" ("Incentive Options") within the meaning of Section 422 of the Code or stock options which are not incentive stock options ("Non-Incentive Options" and, collectively with Incentive Options, hereinafter referred to as "Options"). Each option may be exercised in whole or in part; provided, that only whole shares may be issued pursuant to the exercise of any option. Subject to any other terms and conditions herein, the Plan Administrator may provide that an option may not be exercised in whole or in part for a stated period or periods of time during which such option is outstanding; provided, that the Plan Administrator may rescind, modify, or waive any such limitation (including by the acceleration of the vesting schedule upon a change in control of the Company) at any time and from time to time after the grant date thereof. During an Optionee's lifetime, any incentive stock options granted under the Plan are personal to such Optionee and are exercisable solely by such Optionee.

         The Plan Administrator can determine at the time the option is granted in the case of incentive stock options, or at any time before exercise in the case of nonqualified stock options, that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, without limitation, federal tax and securities laws and regulations and state corporate law), an option may be exercised by:

                  (a) delivery of shares of Common Stock of the Company held by an Optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Plan Administrator;

                  (b) delivery of a properly executed Notice of Exercise, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price and any federal, state, or local withholding tax obligations that may arise in connection with the exercise; or

                  (c) delivery of a properly executed Notice of Exercise, together with instructions to the Company to withhold from the shares of Common Stock that would otherwise be issued upon exercise that number of shares of Common Stock having a fair market value equal to the option exercise price.

         Upon a Change in Control of the Company, any award carrying a right to exercise that was not previously exercisable shall become fully exercisable, the restrictions, deferral limitations and forfeiture conditions applicable to any other award granted shall lapse and any performance conditions imposed with respect to awards shall be deemed to be fully achieved.

         Awards under the 1997 Plan may not be transferred, pledged, mortgaged, hypothecated or otherwise encumbered other than by will or under the laws of descent and distribution, except that the Committee may permit transfers of awards for estate planning purposes if, and to the extent, such transfers do not cause a participant who is then subject to Section 16 of the Exchange Act to lose the benefit of the exemption under Rule 16b-3 for such transactions.

         The Board may amend, alter, suspend, discontinue or terminate the 1997 Plan at any time, except that any such action shall be subject to stockholder approval at the annual meeting next following such Board action if such stockholder approval is required by federal or state law or regulation or the rules of any exchange or automated quotation system on which the Common Stock may then be listed or quoted, or if the Board of Directors otherwise determines to submit such action for stockholder approval. In addition, no amendment, alteration, suspension, discontinuation or termination to the 1997 Plan may materially impair the rights of any participant with respect to any award without such participant's consent. Unless terminated earlier by action of the Board of Directors, the 1997 Plan shall terminate ten (10) years after adoption by the shareholders.

Other Information

         The closing bid and ask prices of the Common Stock on the Nasdaq National Market on May 19, 1997 were $4.63 and $5.81, respectively. No options or other awards will be effective under the 1997 Plan unless and until the 1997 Plan is approved by Stockholders at the Annual Meeting.

Recommendation of Board of Directors

         The Board of Directors recommends a vote FOR approval of the 1997 Plan. Unless marked to the contrary, proxies received from Stockholders will be voted in favor of the proposed 1997 Plan.

                                PROPOSAL FOUR


RATIFICATION OF SELECTION OF THE FIRM OF RICHARD A. EISNER & COMPANY, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY

         The Board of Directors upon recommendation of the members of the Audit Committee, concluded that the continued engagement of Richard A. Eisner & Company, LLP as the Company's independent public accountants for the 1997 fiscal year was in the best interests of the Company. The Board of Directors recommends that Stockholders ratify its choice of Richard A. Eisner & Company, LLP.

The Board of Directors unanimously recommends a vote FOR the ratification of the selection of Richard A. Eisner & Company, LLP as independent public accountants for the Company. Unless marked to the contrary, proxies received from

Stockholders will be voted in favor of the proposed amendment.

Unless marked to the contrary, proxies received from Stockholders will be voted in favor of the proposed amendment.

STOCKHOLDER PROPOSALS AND SUBMISSIONS

If any Stockholder wishes to present a proposal for inclusion in the proxy materials to be solicited by the Company's Board of Directors with respect to the 1997 Annual Meeting of Stockholders, that proposal must be presented to the Company's secretary prior to December 1, 1997.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. YOUR VOTE IS IMPORTANT. IF YOU ARE A STOCKHOLDER OF RECORD AND ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.

                                          STEVEN MADDEN, LTD.

May 30, 1997                         By:  /s/ Steven Madden
                                          -------------------
                                          Steven Madden, President, Chairman of
                                          the Board and Chief Executive Officer

                                   ANNEX A

                             THE 1996 STOCK PLAN


APPROVED AND ADOPTED BY THE BOARD OF DIRECTORS ON DECEMBER 16, 1996

         SECTION 1. PURPOSE. The purpose of the Steven Madden, Ltd. 1996 Stock Plan (the "Plan") is to provide a means whereby directors and selected employees, officers, agents, consultants, and independent contractors of Steven Madden, Ltd., a New York corporation (the "Company"), or of any parent or subsidiary (as defined in subsection 5.7 hereof and referred to hereinafter as "Affiliates") thereof, may be granted incentive stock options and/or nonqualified stock options to purchase shares of common stock, $.0001 par value ("Common Stock") in order to attract and retain the services or advice of such directors, employees, officers, agents, consultants, and independent contractors and to provide additional incentive for such persons to exert maximum efforts for the success of the Company and its Affiliates by encouraging stock ownership in the Company.

         SECTION 2. ADMINISTRATION. Subject to Section 2.3 hereof, the Plan shall be administered by the Board of Directors of the Company (the "Board") or, in the event the Board shall appoint and/or authorize a committee of two or more members of the Board to administer the Plan, by such committee. The administrator of the Plan shall hereinafter be referred to as the "Plan Administrator".

         The foregoing notwithstanding, with respect to grants to be made to directors: (a) the Plan Administrator shall be constituted so as to meet the requirements of Section 16(b) of the Exchange Act and Rule 16b-3 thereunder, each as amended from time to time, or (b) if the Plan Administrator cannot be so constituted, no options shall be granted under the Plan to any directors.

                  2.1 PROCEDURES. The Board shall designate one of the members of the Plan Administrator as chairman. The Plan Administrator may hold meetings at such times and places as it shall determine. The acts of a majority of the members of the Plan Administrator present at meetings at which a quorum exists, or acts approved in writing by all Plan Administrator members, shall be valid acts of the Plan Administrator.

                  2.2 RESPONSIBILITIES. Except for the terms and conditions explicitly set forth herein, the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to the options to be granted under the Plan, including, without limitation, selection of whether an option will be an incentive stock option or a nonqualified stock option, selection of the individuals to be granted options, the number of shares to be subject to each option, the exercise price per share, the timing of grants and all other terms and conditions of the options. Grants under the Plan need not be identical in any respect, even when made simultaneously. The Plan Administrator may also establish, amend, and revoke rules and regulations for the administration of the Plan. The interpretation and construction by the Plan Administrator of any terms or provisions of the Plan or any option issued hereunder, or of any rule or regulation promulgated in connection herewith, shall be conclusive and binding on all interested parties, so long as such interpretation and construction with respect to incentive stock options corresponds to the requirements of Internal Revenue Code of 1986, as amended (the "Code"). Section 422 the regulations thereunder, and any amendments thereto. The Plan Administrator shall not be personally liable for any action made in good faith with respect to the Plan or any option granted thereunder.

                  2.3 RULE 16b-3 AND SECTION 16(b) COMPLIANCE; BIFURCATION OF PLAN. It is the intention of the Company that the Plan comply in all respects with Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") to the extent applicable, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3. If any Plan provision is later found not to be in compliance with such Rule, such provision shall be deemed null and void. The Board of Directors may act under the Plan only if all members thereof are "disinterested persons" as defined in Rule 16b-3 and further described in Section 4 hereof; and no director or officer or other Company "insider" subject to Section 16 of the Exchange Act may sell shares received upon the exercise of an option during the six month period immediately following the grant of the option without complying with the terms of Section 16 of the Exchange Act.

         Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit, or condition the use of any provision of the Plan to participants who are officers and directors or other persons subject to Section 16(b) of the Exchange Act without so restricting, limiting, or conditioning the Plan with respect to other participants.

         SECTION 3. STOCK SUBJECT TO THE PLAN. The stock subject to this Plan shall be the Common Stock, presently authorized but unissued or subsequently acquired by the Company. Subject to adjustment as provided in Section 7 hereof, the aggregate amount of Common Stock to be delivered upon the exercise of all options granted under the Plan shall not exceed in the aggregate 375,000 shares as such Common Stock was constituted on the effective date of the Plan. If any option granted under the Plan shall expire, be surrendered, exchanged for another option, canceled, or terminated for any reason without having been exercised in full, the unpurchased shares subject thereto shall thereupon again be available for purposes of the Plan, including for replacement options which may be granted in exchange for such surrendered, canceled, or terminated options.

         SECTION 4. ELIGIBILITY. An incentive stock option may be granted only to any individual who, at the time the option is granted, is a director, employee, officer, agent, consultant, or independent contractor of the Company or any Affiliate thereof. A nonqualified stock option may be granted to any director, employee, officer, agent, consultant, or independent contractor of the Company or any Affiliate thereof, whether an individual or an entity. Any party to whom an option is granted under the Plan shall be referred to hereinafter as an "Optionee".

         A director shall in no event be eligible for the benefits of the Plan unless at the time discretion is exercised in the selection of a director as a person to whom options may be granted, or in the determination of the number of shares which may be covered by options granted to the director, the Plan complies with the requirements of Rule 16b-3 under the Exchange Act.

         SECTION 5. TERMS AND CONDITIONS OF OPTIONS. Options granted under the Plan shall be evidenced by written agreements which shall contain such terms, conditions, limitations, and restrictions as the Plan Administrator shall deem advisable and which are not inconsistent with the Plan.

                  5.2 TERM AND MATURITY. Subject to the restrictions contained in Section 6 hereof with respect to granting stock options to greater than ten percent stockholders, the term of each stock option shall be as established by the Plan Administrator and, if not so established, shall be ten years from the date of its grant, but in no event shall the term of any incentive stock option exceed a ten year period.

                  5.3 EXERCISE. Each option may be exercised in whole or in part; provided, that only whole shares may be issued pursuant to the exercise of any option. Subject to any other terms and conditions herein, the Plan Administrator may provide that an option may not be exercised in whole or in part for a stated period or periods of time during which such option is outstanding; provided, that the Plan Administrator may rescind, modify, or waive any such limitation (including by the acceleration of the vesting schedule upon a change in control of the Company) at any time and from time to time after the grant date thereof. During an Optionee's lifetime, any incentive stock options granted under the Plan are personal to such Optionee and are exercisable solely by such Optionee. Options shall be exercised by delivery to the Company of notice of the number of shares with respect to which the option is exercised, together with payment of the exercise price in accordance with Section 5.4 hereof.

                  5.4 PAYMENT OF EXERCISE PRICE. Except as set forth below, payment of the option exercise price shall be made in full at the time the notice of exercise of the option is delivered to the Company and shall be in cash, bank certified or cashier's check, or personal check (unless at the time of exercise the Plan Administrator in a particular case determines not to accept a personal check) for shares of Common Stock being purchased.

         The Plan Administrator can determine at the time the option is granted in the case of incentive stock options, or at any time before exercise in the case of nonqualified stock options, that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, without limitation, federal tax and securities laws and regulations and state corporate law), an option may be exercised by:

                  (a) delivery of shares of Common Stock of the Company held by an Optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Plan Administrator;

                  (b) delivery of a properly executed Notice of Exercise, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price and any federal, state, or local withholding tax obligations that may arise in connection with the exercise; or

                  (c) delivery of a properly executed Notice of Exercise, together with instructions to the Company to withhold from the shares of Common Stock that would otherwise be issued upon exercise that number of shares of Common Stock having a fair market value equal to the option exercise price.

                  5.5 WITHHOLDING TAX REQUIREMENT. The Company or any Affiliate thereof shall have the right to retain and withhold from any payment of cash or Common Stock under the Plan the amount of taxes required by any government to be withheld or otherwise deducted and paid with respect to such payment. No option may be exercised unless and until arrangements satisfactory to the Company, in its sole discretion, to pay such withholding taxes are made. At its discretion, the Company may require an Optionee to reimburse the Company for any such taxes required to be withheld by the Company and withhold any distribution in whole or in part until the Company is so reimbursed. In lieu thereof, the Company shall have the right to withhold from any other cash amounts due or to become due from the Company to the Optionee an amount equal to such taxes or retain and withhold a number of shares having a market value not less than the amount of such taxes required to be withheld by the Company to reimburse the Company for any such taxes and cancel (in whole or in part) any such shares of Common Stock so withheld. If required by Section 16(b) of the Exchange Act, the election to pay withholding taxes by delivery of shares of Common Stock held by any person who at the time of exercise is subject to Section 16(b) of the Exchange Act shall be made either six months prior to the date the option exercise becomes taxable or at such other times as the Company may determine as necessary to comply with
Section 16(b) of the Exchange Act. Although the Company may, in its discretion, accept Common Stock as payment of withholding taxes, the Company shall not be obligated to do so.

                  5.6  NONTRANSFERABILITY.

                           5.6.1 OPTION.  Options granted under the Plan and the
rights and privileges conferred hereby may not be transferred, assigned, pledged, or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order as defined in
Section 414(p) of the Code, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and shall not be subject to execution, attachment, or similar process. Any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of any option under the Plan or of any right or privilege conferred hereby, contrary to the Code or to the provisions of the Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby shall be null and void ab initio. The designation by an Optionee of a beneficiary does not, in and of itself, constitute an impermissible transfer under this subsection 5.6.1.

                           5.6.2 STOCK.  The Plan Administrator may provide
in the agreement granting the option that (a) the Optionee may not transfer or otherwise dispose of shares acquired upon exercise of an option without first offering such shares to the Company for purchase on the same terms and conditions as those offered to the proposed transferee or (b) upon termination of employment of an Optionee, the Company shall have a six month right of repurchase as to the shares acquired upon exercise, which right of repurchase shall allow for a maximum purchase price equal to the fair market value of the shares on the termination date. The foregoing rights of the Company shall be assignable by the Company upon reasonable written notice to the Optionee.

                  5.7 TERMINATION OF RELATIONSHIP. If the Optionee's relationship with the Company or any Affiliate thereof ceases for any reason other than termination for cause, death, or total disability, and unless by its terms the option sooner terminates or expires, then the Optionee may exercise, for a three month period, that portion of the Optionee's option which is exercisable at the time of such cessation, but the Optionee's option shall terminate at the end of the three month period following such cessation as to all shares for which it has not theretofore been exercised, unless, in the case of a nonqualified stock option, such provision is waived in the agreement evidencing the option or by resolution adopted by the Plan Administrator within 90 days of such cessation. If, in the case of an incentive stock option, an

Optionee's relationship with the Company or Affiliate thereof changes from employee to nonemployee (i.e., from employee to a position such as a consultant), such change shall constitute a termination of an Optionee's employment with the Company or Affiliate and the Optionee's incentive stock option shall terminate in accordance with this subsection 5.7.

         If an Optionee is terminated for cause, any option granted hereunder shall automatically terminate as of the first discovery by the Company of any reason for termination for cause, and such Optionee shall thereupon have no right to purchase any shares pursuant to such option. "Termination for cause" shall mean dismissal for dishonesty, conviction or confession of a crime punishable by law (except minor violations), fraud, misconduct, or disclosure of confidential information. If an Optionee's relationship with the Company or any Affiliate thereof is suspended pending an investigation of whether or not the Optionee shall be terminated for cause, all Optionee's rights under any option granted hereunder likewise shall be suspended during the period of investigation.

         If an Optionee's relationship with the Company or any Affiliate thereof ceases because of a total disability, the Optionee's option shall not terminate or, in the case of an incentive stock option, cease to be treated as an incentive stock option until the end of the 12 month period following such cessation (unless by its terms it sooner terminates and expires). As used in the Plan, the term "total disability" refers to a mental or physical impairment of the Optionee which is expected to result in death or which has lasted or is, in the opinion of the Company and two independent physicians, expected to last for a continuous period of 12 months or more and which causes or is, in such opinion, expected to cause the Optionee to be unable to perform his or her duties for the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two independent physicians have furnished their opinion of total disability to the Plan Administrator.

         For purposes of this subsection 5.7, a transfer of relationship between or among the Company and/or any Affiliate thereof shall not be deemed to constitute a cessation of relationship with the Company or any of its Affiliates. For purposes of this subsection 5.7, with respect to incentive stock options, employment shall be deemed to continue while the Optionee is on military leave, sick leave, or other bona fide leave of absence (as determined by the Plan Administrator). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

         As used herein, the term "Affiliate" shall be defined as follows: (a)

when referring to a subsidiary corporation, "Affiliate" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the option, the stock possessing 50% or more of the total combined voting power of all classes of stock of each of the corporations other than the Company is owned by one of the other corporations in such chain; and (b) when referring to a parent corporation, "Affiliate" shall mean any corporation in an unbroken chain of corporations ending with the Company if, at the time of the granting of the option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  5.8 DEATH OF OPTIONEE. If an Optionee dies while he or she has a relationship with the Company or any Affiliate thereof or within the three month period (or 12 month period in the case of totally disabled Optionees) following cessation of such relationship, any option held by such Optionee, to the extent that the Optionee would have been entitled to exercise such option, may be exercised within one year after his or her death by the personal representative of his or her estate or by the person or persons to whom the Optionee's rights under the option shall pass by will or by the applicable laws of descent and distribution.

                  5.9 STATUS OF STOCKHOLDER. Neither the Optionee nor any party to which the Optionee's rights and privileges under the option may pass shall be, or have any of the rights or privileges of, a stockholder of the Company with respect to any of the shares issuable upon the exercise of any option granted under the Plan unless and until such option has been exercised.

                  5.10 CONTINUATION OF EMPLOYMENT. Nothing in the Plan or in any option granted pursuant to the Plan shall confer upon any Optionee any right to continue in the employ of the Company or of an Affiliate thereof, or to interfere in any way with the right of the Company or of any such Affiliate to terminate his or her employment or other relationship with the Company at any time.

                  5.11 MODIFICATION AND AMENDMENT OF OPTION. Subject to the requirements of Section 422 of the Code with respect to incentive stock options and to the terms and conditions and within the limitations of the Plan, including, without limitation, Section 9.1 hereof, the Plan Administrator may modify or amend outstanding options granted under the Plan. The modification or amendment of an outstanding option shall not, without the consent of the Optionee, impair or diminish any of his or her rights or any of the obligations of the Company under such option. Except as otherwise provided herein, no outstanding option shall be terminated without the consent of the Optionee. Unless the Optionee agrees otherwise, any changes or adjustments made to outstanding incentive stock options granted under the Plan shall be made in such a manner so as not to constitute a "modification" as defined in Section 424(h) of the Code and so as not to cause any incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in
Section 422(b) of the Code.

                  5.12 LIMITATION ON VALUE FOR INCENTIVE STOCK OPTIONS. As to all incentive stock options granted under the terms of the Plan, to the extent that the aggregate fair market value (determined at the time of the grant of the incentive stock option) of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, an Affiliate thereof or a predecessor corporation) exceeds $100,000, such options shall be treated as nonqualified stock options. The foregoing sentence shall not apply, and the limitation shall be that provided by the Code or the Internal Revenue Service, as the case may be, if such annual limit is changed or eliminated by (a) amendment of the Code or (b) issuance by the Internal Revenue Service of (i) a Revenue ruling, (ii) a Private Letter ruling to any of the Company, any Optionee, or any legatee, personal representative, or distributee of any Optionee, or (iii) regulations.

                  5.13 VALUATION OF COMMON STOCK RECEIVED UPON EXERCISE.

                           5.13.1  EXERCISE OF OPTIONS UNDER SECTIONS 5.4(A) AND
(C). The value of Common Stock received by the Optionee from an exercise under Sections 5.4(a) and 5.4(c) hereof shall be the fair market value as determined by the Plan Administrator, provided, that if the Common Stock is traded in a public market, such valuation shall be the average of the high and low trading prices or bid and asked prices, as applicable, of the Common Stock for the date of receipt by the Company of the Optionee's delivery of shares under Section 5.4(a) hereof or delivery of the Notice of Exercise under Section 5.4(c) hereof, determined as of the trading day immediately preceding such date (or, if no sale of shares is reported for such trading day, on the next preceding day on which any sale shall have been reported).

                           5.13.2   EXERCISE OF OPTION UNDER SECTION 5.4(B).
The value of Common Stock received by the Optionee from an exercise under
Section 5.4(b) hereof shall equal the sales price received for such shares.

         SECTION 6. GREATER THAN TEN PERCENT STOCKHOLDERS.

                  6.1 EXERCISE PRICE AND TERM OF INCENTIVE STOCK
OPTIONS. If incentive stock options are granted under the Plan to employees who, at the time of such grant, own greater than ten percent of the total combined voting power of all classes of stock of the Company or any Affiliate thereof, the term of such incentive stock options shall not exceed five years and the exercise price shall be not less than 110% of the fair market value of the Common Stock at the time of grant of the incentive stock option. This provision shall control notwithstanding any contrary terms contained in an option agreement or any other document. The term and exercise price limitations of this provision shall be amended to conform to any change required by a change in the Code or by ruling or pronouncement of the Internal Revenue Service.

                  6.2 ATTRIBUTION RULE. For purposes of subsection 6.1, in determining stock ownership, an employee shall be deemed to own the stock owned, directly or indirectly, by or for his or her brothers, sisters, spouse, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership estate, or trust shall be deemed to be owned proportionately by or for its stockholders, partners, or beneficiaries. If an employee or a person related to the employee owns an unexercised option or warrant to purchase stock of the Company, the stock subject to that portion of the option or warrant which is unexercised shall not be counted in determining stock ownership. For purposes of this Section 6, stock owned by an employee shall include all stock owned by him or her which is actually issued and outstanding immediately before the grant of the incentive stock option to the employee.

         SECTION 7. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. The aggregate number and class of shares for which options may be granted under the Plan, the number and class of shares covered by each outstanding option, and the exercise price per share thereof (but not the total price), and each such option, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a split or consolidation of shares or any like capital adjustment, or the payment of any stock dividend.

                  7.1. EFFECT OF LIQUIDATION, REORGANIZATION, OR CHANGE IN CONTROL.

                        7.1.1 CASH, STOCK, OR OTHER PROPERTY FOR STOCK.
Except as provided in subsection 7.1.2 hereof, upon a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, reorganization (other than mere reincorporation or creation of a holding company), or liquidation of the Company (each, an "event"), as a result of which the stockholders of the Company receive cash, stock, or other property in exchange for, or in connection with, their shares of Common Stock, any option granted hereunder shall terminate, but the time during which such options may be exercised shall be accelerated as follows: the Optionee shall have the right immediately prior to any such event to exercise such Optionee's option in whole or in part whether or not the vesting requirements set forth in the option agreement have been satisfied.

                        7.1.2 CONVERSION OF OPTIONS ON STOCK FOR EXCHANGE STOCK. If the stockholders of the Company receive capital stock of another corporation ("Exchange Stock") in exchange for their shares of Common Stock in any transaction involving a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, or reorganization (other than mere reincorporation or creation of a holding company), all options granted hereunder shall be converted into options to purchase shares of Exchange Stock unless the Company and corporation issuing the Exchange Stock, in their sole discretion, determine that any or all such options granted hereunder shall not be converted into options to purchase shares of Exchange Stock but instead shall terminate in accordance with the provisions of subsection 7.1.1 hereof. The amount and price of converted options shall be determined by adjusting the amount and price of the options granted hereunder in the same proportion as used for determining the number of shares of Exchange Stock the holders of the Common Stock receive in such merger, consolidation, acquisition, separation, or reorganization. Unless the Board determines otherwise, the converted options shall be fully vested whether or not the vesting requirements set forth in the option agreement have been satisfied.

                  7.2 FRACTIONAL SHARES. In the event of any adjustment in the number of shares covered by an option, any fractional shares resulting from such adjustment shall be disregarded and each such option shall cover only the number of full shares resulting from such adjustment.

                  7.3 DETERMINATION OF BOARD TO BE FINAL. Except as otherwise required for the Plan to qualify for the exemption afforded by Rule 16b-3 under the Exchange Act, all adjustments under this Section 7 shall be made by the Board, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding, and conclusive. Unless an Optionee agrees otherwise, any change or adjustment to an incentive stock option shall be made in such a manner so as not to constitute a "modification" as defined in
Section 424(h) of the Code and so as not to cause the incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in Section 422(b) of the Code.

         SECTION 8. SECURITIES LAW COMPLIANCE. Shares shall not be issued with respect to an option granted under the Plan unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended (the "Act"), the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance, including, without limitation, the availability of an exemption from registration for the issuance and sale of any shares hereunder. Inability of the Company to obtain from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

         As a condition to the exercise of an option, if, in the opinion of counsel for the Company, assurances are required by any relevant provision of the aforementioned laws, the Company may require the Optionee to give written assurances satisfactory to the Company at the time of any such exercise (a) as to the Optionee's knowledge and experience in financial and business matters (and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters) and that such Optionee is capable of evaluating, either alone or with the purchaser representative, the merits and risks of exercising the option or (b) that the shares are being purchased only for investment and without any present intention to sell or distribute such shares. The foregoing requirements shall be inoperative if the issuance of the shares upon the exercise of the option has been registered under a then currently effective registration statement under the Act.

         At the option of the Company, a stop-transfer order against any shares may be placed on the official stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold, or otherwise transferred unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates in order to assure exemption from registration. The Plan Administrator may also require such other action or agreement by the Optionees as may from time to time be necessary to comply with the federal and state securities laws. NONE OF THE ABOVE SHALL BE CONSTRUED TO IMPLY AN OBLIGATION ON THE PART OF THE COMPANY TO UNDERTAKE REGISTRATION OF THE OPTIONS OR STOCK HEREUNDER.

         Should any of the Company's capital stock of the same class as the stock subject to options granted hereunder be listed on a national securities exchange or on the Nasdaq National Market, all stock issued hereunder if not previously listed on such exchange or market shall, if required by the rules of such exchange or market, be authorized by that exchange or market for listing thereon prior to the issuance thereof.

         SECTION 9. USE OF PROCEEDS. The proceeds received by the Company from the sale of shares pursuant to the exercise of options granted hereunder shall constitute general funds of the Company.

         SECTION 10. AMENDMENT AND TERMINATION.

                  10.1 BOARD ACTION. The Board may at any time suspend, amend, or terminate the Plan, provided, that no amendment shall be made without stockholder approval within 12 months before or after adoption of the Plan if such approval is necessary to comply with any applicable tax or regulatory requirement, including any such approval as may be necessary to satisfy the requirements for exemptive relief under Rule 16b-3 of the Exchange Act or any successor provision. Rights and obligations under any option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless the Company requests the consent of the person to whom the option was granted and such person consents in writing thereto.

                  10.2 AUTOMATIC TERMINATION. Unless sooner terminated by the Board, the Plan shall terminate ten years from the earlier of (a) the date on which the Plan is adopted by the Board or (b) the date on which the Plan is approved by the stockholders of the Company. No option may be granted after such termination or during any suspension of the Plan. The amendment or termination of the Plan shall not, without the consent of the option holder, alter or impair any rights or obligations under any option theretofore granted under the Plan.

         SECTION 11. EFFECTIVENESS OF THE PLAN. The Plan shall become effective upon adoption by the Board so long as it is approved by the holders of a majority of the Company's outstanding shares of voting capital stock at any time within 12 months before or after the adoption of the Plan by the Board.

                                   ANNEX B

                             THE 1997 STOCK PLAN

         APPROVED AND ADOPTED BY THE BOARD OF DIRECTORS ON MAY 10, 1997

         SECTION 1. PURPOSE. The purpose of the Steven Madden, Ltd. 1997 Stock Plan (the "Plan") is to provide a means whereby directors and selected employees, officers, agents, consultants, and independent contractors of Steven Madden, Ltd., a New York corporation (the "Company"), or of any parent or subsidiary (as defined in subsection 5.7 hereof and referred to hereinafter as "Affiliates") thereof, may be granted incentive stock options and/or nonqualified stock options to purchase shares of common stock, $.0001 par value ("Common Stock") in order to attract and retain the services or advice of such directors, employees, officers, agents, consultants, and independent contractors and to provide additional incentive for such persons to exert maximum efforts for the success of the Company and its Affiliates by encouraging stock ownership in the Company.

         SECTION 2. ADMINISTRATION. Subject to Section 2.3 hereof, the Plan shall be administered by the Board of Directors of the Company (the "Board") or, in the event the Board shall appoint and/or authorize a committee of two or more members of the Board to administer the Plan, by such committee. The administrator of the Plan shall hereinafter be referred to as the "Plan Administrator".

         The foregoing notwithstanding, with respect to grants to be made to directors: (a) the Plan Administrator shall be constituted so as to meet the requirements of Section 16(b) of the Exchange Act and Rule 16b-3 thereunder, each as amended from time to time, or (b) if the Plan Administrator cannot be so constituted, no options shall be granted under the Plan to any directors.

                  2.1 PROCEDURES. The Board shall designate one of the members of the Plan Administrator as chairman. The Plan Administrator may hold meetings at such times and places as it shall determine. The acts of a majority of the members of the Plan Administrator present at meetings at which a quorum exists, or acts approved in writing by all Plan Administrator members, shall be valid acts of the Plan Administrator.

                  2.2 RESPONSIBILITIES. Except for the terms and conditions explicitly set forth herein, the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to the options to be granted under the Plan, including, without limitation, selection of whether an option will be an incentive stock option or a nonqualified stock option, selection of the individuals to be granted options, the number of shares to be subject to each option, the exercise price per share, the timing of grants and all other terms and conditions of the options. Grants under the Plan need not be identical in any respect, even when made simultaneously. The Plan Administrator may also establish, amend, and revoke rules and regulations for the administration of the Plan. The interpretation and construction by the Plan

Administrator of any terms or provisions of the Plan or any option issued hereunder, or of any rule or regulation promulgated in connection herewith, shall be conclusive and binding on all interested parties, so long as such interpretation and construction with respect to incentive stock options corresponds to the requirements of Internal Revenue Code of 1986, as amended (the "Code"). Section 422 the regulations thereunder, and any amendments thereto. The Plan Administrator shall not be personally liable for any action made in good faith with respect to the Plan or any option granted thereunder.

                  2.3 RULE 16b-3 AND SECTION 16(b) COMPLIANCE; BIFURCATION OF PLAN. It is the intention of the Company that the Plan comply in all respects with Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") to the extent applicable, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3. If any Plan provision is later found not to be in compliance with such Rule, such provision shall be deemed null and void. The Board of Directors may act under the Plan only if all members thereof are "disinterested persons" as defined in Rule 16b-3 and further described in Section 4 hereof; and no director or officer or other Company "insider" subject to Section 16 of the Exchange Act may sell shares received upon the exercise of an option during the six month period immediately following the grant of the option without complying with the terms of Section 16 of the Exchange Act.

         Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit, or condition the use of any provision of the Plan to participants who are officers and directors or other persons subject to Section 16(b) of the Exchange Act without so restricting, limiting, or conditioning the Plan with respect to other participants.

         SECTION 3. STOCK SUBJECT TO THE PLAN. The stock subject to this Plan shall be the Common Stock, presently authorized but unissued or subsequently acquired by the Company. Subject to adjustment as provided in Section 7 hereof, the aggregate amount of Common Stock to be delivered upon the exercise of all options granted under the Plan shall not exceed in the aggregate 1,000,000 shares as such Common Stock was constituted on the effective date of the Plan. If any option granted under the Plan shall expire, be surrendered, exchanged for another option, canceled, or terminated for any reason without having been exercised in full, the unpurchased shares subject thereto shall thereupon again be available for purposes of the Plan, including for replacement options which may be granted in exchange for such surrendered, canceled, or terminated options.

         SECTION 4. ELIGIBILITY. An incentive stock option may be granted only to any individual who, at the time the option is granted, is a director, employee, officer, agent, consultant, or independent contractor of the Company or any Affiliate thereof. A nonqualified stock option may be granted to any director, employee, officer, agent, consultant, or independent contractor of the Company or any Affiliate thereof, whether an individual or an entity. Any party to whom an option is granted under the Plan shall be referred to hereinafter as an "Optionee".

         A director shall in no event be eligible for the benefits of the Plan unless at the time discretion is exercised in the selection of a director as a person to whom options may be granted, or in the determination of the number of shares which may be covered by options granted to the director, the Plan complies with the requirements of Rule 16b-3 under the Exchange Act.

         SECTION 5. TERMS AND CONDITIONS OF OPTIONS. Options granted under the Plan shall be evidenced by written agreements which shall contain such terms, conditions, limitations, and restrictions as the Plan Administrator shall deem advisable and which are not inconsistent with the Plan.

                  5.2 TERM AND MATURITY. Subject to the restrictions contained in Section 6 hereof with respect to granting stock options to greater than ten percent stockholders, the term of each stock option shall be as established by the Plan Administrator and, if not so established, shall be ten years from the date of its grant, but in no event shall the term of any incentive stock option exceed a ten year period.

                  5.3 EXERCISE. Each option may be exercised in whole or in part; provided, that only whole shares may be issued pursuant to the exercise of any option. Subject to any other terms and conditions herein, the Plan Administrator may provide that an option may not be exercised in whole or in part for a stated period or periods of time during which such option is outstanding; provided, that the Plan Administrator may rescind, modify, or waive any such limitation (including by the acceleration of the vesting schedule upon a change in control of the Company) at any time and from time to time after the grant date thereof. During an Optionee's lifetime, any incentive stock options granted under the Plan are personal to such Optionee and are exercisable solely by such Optionee. Options shall be exercised by delivery to the Company of notice of the number of shares with respect to which the option is exercised, together with payment of the exercise price in accordance with Section 5.4 hereof.

                  5.4 PAYMENT OF EXERCISE PRICE. Except as set forth below, payment of the option exercise price shall be made in full at the time the notice of exercise of the option is delivered to the Company and shall be in cash, bank certified or cashier's check, or personal check (unless at the time of exercise the Plan Administrator in a particular case determines not to accept a personal check) for shares of Common Stock being purchased.


         The Plan Administrator can determine at the time the option is granted in the case of incentive stock options, or at any time before exercise in the case of nonqualified stock options, that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, without limitation, federal tax and securities laws and regulations and state corporate law), an option may be exercised by:

                  (a) delivery of shares of Common Stock of the Company held by an Optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Plan Administrator;

                  (b) delivery of a properly executed Notice of Exercise, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal

                  Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price and any federal, state, or local withholding tax obligations that may arise in connection with the exercise; or

                  (c) delivery of a properly executed Notice of Exercise, together with instructions to the Company to withhold from the shares of Common Stock that would otherwise be issued upon exercise that number of shares of Common Stock having a fair market value equal to the option exercise price.

                  5.5 WITHHOLDING TAX REQUIREMENT. The Company or any Affiliate thereof shall have the right to retain and withhold from any payment of cash or Common Stock under the Plan the amount of taxes required by any government to be withheld or otherwise deducted and paid with respect to such payment. No option may be exercised unless and until arrangements satisfactory to the Company, in its sole discretion, to pay such withholding taxes are made. At its discretion, the Company may require an Optionee to reimburse the Company for any such taxes required to be withheld by the Company and withhold any distribution in whole or in part until the Company is so reimbursed. In lieu thereof, the Company shall have the right to withhold from any other cash amounts due or to become due from the Company to the Optionee an amount equal to such taxes or retain and withhold a number of shares having a market value not less than the amount of such taxes required to be withheld by the Company to reimburse the Company for any such taxes and cancel (in whole or in part) any such shares of Common Stock so withheld. If required by Section 16(b) of the Exchange Act, the election to pay withholding taxes by delivery of shares of Common Stock held by any person who at the time of exercise is subject to Section 16(b) of the Exchange Act shall be made either six months prior to the date the option exercise becomes taxable or at such other times as the Company may determine as necessary to comply with
Section 16(b) of the Exchange Act. Although the Company may, in its discretion, accept Common Stock as payment of withholding taxes, the Company shall not be obligated to do so.

                  5.6      NONTRANSFERABILITY.

                           5.6.1 OPTION.  Options granted under the Plan and the
rights and privileges conferred hereby may not be transferred, assigned, pledged, or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order as defined in
Section 414(p) of the Code, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and shall not be subject to execution, attachment, or similar process. Any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of any option under the Plan or of any right or privilege conferred hereby, contrary to the Code or to the provisions of the Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby shall be null and void ab initio. The designation by an Optionee of a beneficiary does not, in and of itself, constitute an impermissible transfer under this subsection 5.6.1.

                           5.6.2 STOCK.  The Plan Administrator may provide
in the agreement
granting the option that (a) the Optionee may not transfer or otherwise dispose of shares acquired upon exercise of an option without first offering such shares to the Company for purchase on the same terms and conditions as those offered to the proposed transferee or (b) upon termination of employment of an Optionee, the Company shall have a six month right of repurchase as to the shares acquired upon exercise, which right of repurchase shall allow for a maximum purchase price equal to the fair market value of the shares on the termination date. The foregoing rights of the Company shall be assignable by the Company upon reasonable written notice to the Optionee.

                  5.7 TERMINATION OF RELATIONSHIP. If the Optionee's relationship with the Company or any Affiliate thereof ceases for any reason other than termination for cause, death, or total disability, and unless by its terms the option sooner terminates or expires, then the Optionee may exercise, for a three month period, that portion of the Optionee's option which is exercisable at the time of such cessation, but the Optionee's option shall terminate at the end of the three month period following such cessation as to all shares for which it has not theretofore been exercised, unless, in the case of a nonqualified stock option, such provision is waived in the agreement evidencing the option or by resolution adopted by the Plan Administrator within 90 days of such cessation. If, in the case of an incentive stock option, an

Optionee's relationship with the Company or Affiliate thereof changes from employee to nonemployee (i.e., from employee to a position such as a consultant), such change shall constitute a termination of an Optionee's employment with the Company or Affiliate and the Optionee's incentive stock option shall terminate in accordance with this subsection 5.7.

         If an Optionee is terminated for cause, any option granted hereunder shall automatically terminate as of the first discovery by the Company of any reason for termination for cause, and such Optionee shall thereupon have no right to purchase any shares pursuant to such option. "Termination for cause" shall mean dismissal for dishonesty, conviction or confession of a crime punishable by law (except minor violations), fraud, misconduct, or disclosure of confidential information. If an Optionee's relationship with the Company or any Affiliate thereof is suspended pending an investigation of whether or not the Optionee shall be terminated for cause, all Optionee's rights under any option granted hereunder likewise shall be suspended during the period of investigation.

         If an Optionee's relationship with the Company or any Affiliate thereof ceases because of a total disability, the Optionee's option shall not terminate or, in the case of an incentive stock option, cease to be treated as an incentive stock option until the end of the 12 month period following such cessation (unless by its terms it sooner terminates and expires). As used in the Plan, the term "total disability" refers to a mental or physical impairment of the Optionee which is expected to result in death or which has lasted or is, in the opinion of the Company and two independent physicians, expected to last for a continuous period of 12 months or more and which causes or is, in such opinion, expected to cause the Optionee to be unable to perform his or her duties for the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two independent physicians have furnished their opinion of total disability to the Plan Administrator.

         For purposes of this subsection 5.7, a transfer of relationship between or among the Company and/or any Affiliate thereof shall not be deemed to constitute a cessation of relationship with the Company or any of its Affiliates. For purposes of this subsection 5.7, with respect to incentive stock options, employment shall be deemed to continue while the Optionee is on military leave, sick leave, or other bona fide leave of absence (as determined by the Plan Administrator). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

         As used herein, the term "Affiliate" shall be defined as follows: (a) when referring to a subsidiary corporation, "Affiliate" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the option, the stock possessing 50% or more of the total combined voting power of all classes of stock of each of the corporations other than the Company is owned by one of the other corporations in such chain; and (b) when referring to a parent corporation, "Affiliate" shall mean any corporation in an unbroken chain of corporations ending with the Company if, at the time of the granting of the option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  5.8 DEATH OF OPTIONEE. If an Optionee dies while he or she has a relationship with the Company or any Affiliate thereof or within the three month period (or 12 month period in the case of totally disabled Optionees) following cessation of such relationship, any option held by such Optionee, to the extent that the Optionee would have been entitled to exercise such option, may be exercised within one year after his or her death by the personal representative of his or her estate or by the person or persons to whom the Optionee's rights under the option shall pass by will or by the applicable laws of descent and distribution.

                  5.9 STATUS OF STOCKHOLDER. Neither the Optionee nor any party to which the Optionee's rights and privileges under the option may pass shall be, or have any of the rights or privileges of, a stockholder of the Company with respect to any of the shares issuable upon the exercise of any option granted under the Plan unless and until such option has been exercised.

                  5.10 CONTINUATION OF EMPLOYMENT. Nothing in the Plan or in any option granted pursuant to the Plan shall confer upon any Optionee any right to continue in the employ of the Company or of an Affiliate thereof, or to interfere in any way with the right of the Company or of any such Affiliate to terminate his or her employment or other relationship with the Company at any time.

                  5.11 MODIFICATION AND AMENDMENT OF OPTION. Subject to the requirements of Section 422 of the Code with respect to incentive stock options and to the terms and conditions and within the limitations of the Plan, including, without limitation, Section 9.1 hereof, the Plan Administrator may modify or amend outstanding options granted under the Plan. The modification or amendment of an outstanding option shall not, without the consent of the

Optionee, impair or diminish any of his or her rights or any of the obligations of the Company under such option. Except as otherwise provided herein, no outstanding option shall be terminated without the consent of the Optionee. Unless the Optionee agrees otherwise, any changes or adjustments made to outstanding incentive stock options granted under the Plan shall be made in such a manner so as not to constitute a "modification" as defined in Section 424(h)

of the Code and so as not to cause any incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in
Section 422(b) of the Code.

                  5.12 LIMITATION ON VALUE FOR INCENTIVE STOCK OPTIONS. As to all incentive stock options granted under the terms of the Plan, to the extent that the aggregate fair market value (determined at the time of the grant of the incentive stock option) of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, an Affiliate thereof or a predecessor corporation) exceeds $100,000, such options shall be treated as nonqualified stock options. The foregoing sentence shall not apply, and the limitation shall be that provided by the Code or the Internal Revenue Service, as the case may be, if such annual limit is changed or eliminated by (a) amendment of the Code or (b) issuance by the Internal Revenue Service of (i) a Revenue ruling, (ii) a Private Letter ruling to any of the Company, any Optionee, or any legatee, personal representative, or distributee of any Optionee, or (iii) regulations.

                  5.13    VALUATION OF COMMON STOCK RECEIVED UPON EXERCISE.

                          5.13.1  EXERCISE OF OPTIONS UNDER SECTIONS 5.4(A) AND
(C). The value of Common Stock received by the Optionee from an exercise under Sections 5.4(a) and 5.4(c) hereof shall be the fair market value as determined by the Plan Administrator, provided, that if the Common Stock is traded in a public market, such valuation shall be the average of the high and low trading prices or bid and asked prices, as applicable, of the Common Stock for the date of receipt by the Company of the Optionee's delivery of shares under Section 5.4(a) hereof or delivery of the Notice of Exercise under Section 5.4(c) hereof, determined as of the trading day immediately preceding such date (or, if no sale of shares is reported for such trading day, on the next preceding day on which any sale shall have been reported).

                          5.13.2   EXERCISE OF OPTION UNDER SECTION 5.4(B).
The value of Common Stock received by the Optionee from an exercise under
Section 5.4(b) hereof shall equal the sales price received for such shares.

         SECTION 6.  GREATER THAN TEN PERCENT STOCKHOLDERS.

                  6.1 EXERCISE PRICE AND TERM OF INCENTIVE STOCK OPTIONS.
If incentive stock options are granted under the Plan to employees who, at the time of such grant, own greater than ten percent of the total combined voting power of all classes of stock of the Company or any Affiliate thereof, the term of such incentive stock options shall not exceed five years and the exercise price shall be not less than 110% of the fair market value of the Common Stock at the time of grant of the incentive stock option. This provision shall control notwithstanding any contrary terms contained in an option agreement or any other document. The term and exercise price limitations of this provision shall be amended to conform to any change required by a change in the Code or by ruling or pronouncement of the Internal Revenue Service.

                  6.2 ATTRIBUTION RULE. For purposes of subsection 6.1, in determining stock ownership, an employee shall be deemed to own the stock owned, directly or indirectly, by or for his or her brothers, sisters, spouse, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership estate, or trust shall be deemed to be owned proportionately by or for its stockholders, partners, or beneficiaries. If an employee or a person related to the employee owns an unexercised option or warrant to purchase stock of the Company, the stock subject to that portion of the option or warrant which is unexercised shall not be counted in determining stock ownership. For purposes of this Section 6, stock owned by an employee shall include all stock owned by him or her which is actually issued and outstanding immediately before the grant of the incentive stock option to the employee.

         SECTION 7. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. The aggregate number and class of shares for which options may be granted under the Plan, the number and class of shares covered by each outstanding option, and the exercise price per share thereof (but not the total price), and each such option, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a split or consolidation of shares or any like capital adjustment, or the payment of any stock dividend.

                  7.1. EFFECT OF LIQUIDATION, REORGANIZATION, OR CHANGE IN CONTROL.

                        7.1.1 CASH, STOCK, OR OTHER PROPERTY FOR STOCK.
Except as provided in subsection 7.1.2 hereof, upon a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, reorganization (other than mere reincorporation or creation of a holding company), or liquidation of the Company (each, an "event"), as a result of which the stockholders of the Company receive cash, stock, or other property in exchange for, or in connection with, their shares of Common Stock, any option granted hereunder shall terminate, but the time during which such options may be exercised shall be accelerated as follows: the Optionee shall have the right immediately prior to any such event to exercise such Optionee's option in whole or in part whether or not the vesting requirements set forth in the option agreement have been satisfied.

                  7.1.2 CONVERSION OF OPTIONS ON STOCK FOR EXCHANGE STOCK. If the stockholders of the Company receive capital stock of another corporation ("Exchange Stock") in exchange for their shares of Common Stock in any transaction involving a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, or reorganization (other than mere reincorporation or creation of a holding company), all options granted hereunder shall be converted into options to purchase shares of Exchange Stock unless the Company and corporation issuing the Exchange Stock, in their sole discretion, determine that any or all such options granted hereunder shall not be converted into options to purchase shares of Exchange Stock but instead shall terminate in accordance with the provisions of subsection 7.1.1 hereof. The amount and price of converted options shall be determined by adjusting the amount and price of the options granted hereunder in the same proportion as used for determining the number of shares of Exchange Stock the holders of the Common Stock receive in such merger, consolidation, acquisition, separation, or reorganization. Unless the Board determines otherwise, the converted options shall be fully vested whether or not the vesting requirements set forth in the option agreement have been satisfied.

                  7.2 FRACTIONAL SHARES. In the event of any adjustment in the number of shares covered by an option, any fractional shares resulting from such adjustment shall be disregarded and each such option shall cover only the number of full shares resulting from such adjustment.

                  7.3 DETERMINATION OF BOARD TO BE FINAL. Except as otherwise required for the Plan to qualify for the exemption afforded by Rule 16b-3 under the Exchange Act, all adjustments under this Section 7 shall be made by the Board, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding, and conclusive. Unless an Optionee agrees otherwise, any change or adjustment to an incentive stock option shall be made in such a manner so as not to constitute a "modification" as defined in
Section 424(h) of the Code and so as not to cause the incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in Section 422(b) of the Code.

         SECTION 8. SECURITIES LAW COMPLIANCE. Shares shall not be issued with respect to an option granted under the Plan unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended (the "Act"), the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance, including, without limitation, the availability of an exemption from registration for the issuance and sale of any shares hereunder. Inability of the Company to obtain from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

         As a condition to the exercise of an option, if, in the opinion of counsel for the Company, assurances are required by any relevant provision of the aforementioned laws, the Company may require the Optionee to give written assurances satisfactory to the Company at the time of any such exercise (a) as to the Optionee's knowledge and experience in financial and business matters (and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters) and that such Optionee is capable of evaluating, either alone or with the purchaser representative, the merits and risks of exercising the option or (b) that the shares are being purchased only for investment and without any present intention to sell or distribute such shares. The foregoing requirements shall be inoperative if the issuance of the shares upon the exercise of the option has been registered under a then currently effective registration statement under the Act.

         At the option of the Company, a stop-transfer order against any shares may be placed on the official stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold, or otherwise transferred unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates in order to assure exemption from registration. The Plan Administrator may also require such other action or agreement by the Optionees as may from time to time be necessary to comply with the federal and state securities laws. NONE OF THE ABOVE SHALL BE CONSTRUED TO IMPLY AN OBLIGATION ON THE PART OF THE COMPANY TO UNDERTAKE REGISTRATION OF THE OPTIONS OR STOCK HEREUNDER.

         Should any of the Company's capital stock of the same class as the stock subject to options granted hereunder be listed on a national securities exchange or on the Nasdaq National Market, all stock issued hereunder if not previously listed on such exchange or market shall, if required by the rules of such exchange or market, be authorized by that exchange or market for listing thereon prior to the issuance thereof.

         SECTION 9. USE OF PROCEEDS. The proceeds received by the Company from the sale of shares pursuant to the exercise of options granted hereunder shall constitute general funds of the Company.

         SECTION 10. AMENDMENT AND TERMINATION.

                  10.1 BOARD ACTION. The Board may at any time suspend, amend, or terminate the Plan, provided, that no amendment shall be made without stockholder approval within 12 months before or after adoption of the Plan if such approval is necessary to comply with any applicable tax or regulatory requirement, including any such approval as may be necessary to satisfy the requirements for exemptive relief under Rule 16b-3 of the Exchange Act or any successor provision. Rights and obligations under any option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless the Company requests the consent of the person to whom the option was granted and such person consents in writing thereto.

                  10.2 AUTOMATIC TERMINATION. Unless sooner terminated by the Board, the Plan shall terminate ten years from the earlier of (a) the date on which the Plan is adopted by the Board or (b) the date on which the Plan is approved by the stockholders of the

Company. No option may be granted after such termination or during any suspension of the Plan. The amendment or termination of the Plan shall not, without the consent of the option holder, alter or impair any rights or obligations under any option theretofore granted under the Plan.

         SECTION 11. EFFECTIVENESS OF THE PLAN. The Plan shall become effective upon adoption by the Board so long as it is approved by the holders of a majority of the Company's outstanding shares of voting capital stock at any time within 12 months before or after the adoption of the Plan by the Board.

STEVEN MADDEN, LTD.                                                      PROXY

                             STEVEN MADDEN, LTD.


THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLEASE CLEARLY INDICATE A RESPONSE BY CHECKING EITHER THE PROXY
(THE "PROXY") [FOR] OR [AGAINST] BOX NEXT TO EACH OF THE THREE (3)

PROPOSALS

         The undersigned hereby appoint(s) Mr. Steven Madden with the power of substitution and resubstitution to vote any and all shares of capital stock of Steven Madden, Ltd. (the "Company") which the undersigned would be entitled to vote as fully as the undersigned could do if personally present at the Annual Meeting of the Company, to be held on July 3, 1997, at 10:00 A.M. local time, and at any adjournments thereof, hereby revoking any prior proxies to vote said stock, upon the following items more fully described in the notice of any proxy statement for the Annual Meeting (receipt of which is hereby acknowledged):

1.       ELECTION OF DIRECTORS

                  VOTE

|_| FOR ALL nominees list below EXCEPT as marked to the contrary below

|_| WITHHOLD AUTHORITY to vote for ALL nominees listed below (INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name below.)

|_|               ABSTAIN


Steven Madden, Rhonda J. Brown, Arvind Dharia, John L. Madden, John Basile, Les Wagner, and Peter Migliorini.


2.       ADOPTION OF THE 1996 STOCK PLAN

|_|               FOR the adoption of the 1996 Stock Plan

|_|               WITHHOLD AUTHORITY

|_|               ABSTAIN

3.       ADOPTION OF THE 1997 STOCK PLAN

|_|               FOR the adoption of the 1997 Stock Plan

|_|               WITHHOLD AUTHORITY

|_|               ABSTAIN


4. RATIFICATION OF THE APPOINTMENT OF RICHARD A. EISNER & COMPANY, LLP. AS INDEPENDENT AUDITORS OF THE COMPANY FOR FISCAL YEAR 1997.

|_| FOR the ratification of the appointment of Richard A. Eisner & Company, LLP.

|_|               WITHHOLD AUTHORITY

|_|               ABSTAIN

         THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE; UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR ELECTION OF THE SEVEN (7) NOMINEES NAMED IN ITEM 1, THE ADOPTION OF THE 1996 STOCK PLAN IN ITEM 2, THE ADOPTION OF THE 1997 STOCK PLAN IN ITEM 3 AND THE RATIFICATION OF THE APPOINTMENT OF RICHARD A. EISNER & CO., LLP. AS INDEPENDENT AUDITORS OF THE COMPANY FOR FISCAL YEAR 1997 IN ITEM 4.

         In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

         Please mark, sign date and return this Proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF STEVEN MADDEN, LTD.


                                    Dated:
                                          ----------------------------------


                                    ----------------------------------------
                                    Signature


                                    ----------------------------------------
                                    Signature if jointly owned:


                                    ----------------------------------------

                                            Print name:

                                            Please sign exactly as the name
                                            appears on your stock certificate.
                                            When shares of capital stock are
                                            held by joint tenants, both should
                                            sign. When signing as attorney,
                                            executor, administrator, trustee,
                                            guardian, or corporate officer,
                                            please include full title as such.
                                            If the shares of capital stock are
                                            owned by a corporation, sign in the
                                            full corporate name by an authorized
                                            officer. If the shares of capital
                                            stock are owned by a partnership,
                                            sign in the name of the partnership
                                            by an authorized officer.


            PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY
                           IN THE ENCLOSED ENVELOPE